Exhibit 10.44

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 1 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

WITNESSETH:

In consideration of their mutual promises, the parties agree as follows:

1.	Definitions and Addenda

1.1	Definitions

1.1.1	“Territory” means the country or geographical area described as:

1.1.1.1	Italy

1.1.2	“Eligible Hospital” means those hospitals that have experience with either heart transplant and mechanical circulatory support (MCS) or experience with MCS and the ability to send transplant eligible patients to an experienced transplant center.

1.1.3	“Distributor Certificate” means a document which certifies the Distributor as the Exclusive Distributor of SynCardia Products in the Territory.

1.1.4	“Initial Order” means the products required for a new hospital and the financial arrangement for later orders of Freedom Discharge Kits for appropriate patients and replacement TAH kits.

1.1.5	“Implant Ready” means an Eligible Hospital in the Territory that has completed Phase II of the start-up Certification or is undergoing an emergency Phase I-III training and has the SynCardia TAH-t Kits and all appropriate approved Drivers and Accessories.

1.1.6	“Permanently” means perpetual; everlasting. Intended to exist without change for a minimum of 15 years after the date of manufacture of the last SynCardia medical device.

1.2	Addenda

1.2.1	A quotation for an initial order at distributor pricing and price list with current distributor pricing is attached as Addendum 1 to this agreement.

1.2.2	A list of the most recent regulatory approvals for all SynCardia products is attached as Addendum 2 to this agreement.

1.2.3	A catalog of SynCardia products and descriptions is attached as Addendum 3 to this agreement.

1.2.4	A document with the most recent product and shipping labels is attached as Addendum 4 to this agreement.

1.2.5	A Distributor Certificate is attached as Addendum 5 to this agreement.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 2 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

2.	Background to this Agreement

2.1	SynCardia:

2.1.1	Has developed and now manufactures the SynCardia 70cc and 50cc temporary Total Artificial Hearts (“TAH-t”). The TAH-t is the implantable component of the TAH-t System that provides biomechanical circulatory support for treating Indicated Patients who are at risk of imminent death from biventricular failure.

2.1.2	Received approval from the United States Food and Drug Administration (the “FDA”) for the sale of the 70cc TAH-t System in 2004 in the United States. SynCardia has received similar approvals for the sale of the 70cc TAH-t System from Health Canada (“Canadian Approval”). SynCardia has received the CE mark (Certificate #93783) for the commercial distribution of the 70cc and 50cc TAH-t Systems, 70cc and 50cc Surgical Spares Kits and pneumatic Drivers (collectively, “TAH Devices”) for placing on the market within the European Economic Area and in countries that recognize the CE mark.

2.1.3	Intends to provide Distributor with new and applicable SynCardia Products after the date of this agreement as they are approved for use by the Regulatory Authorities having jurisdiction in the Territory.

2.1.4	Has determined to enter into this Agreement, which contains the terms and conditions under which Distributor will sell, support, monitor and report on SynCardia Products in the Territory.

2.1.5	May establish ownership of a subsidiary in a jurisdiction covered by this Distribution Agreement to perform any number of duties required by this agreement on behalf of SynCardia.

2.2	Distributor:

2.2.1	May or may not currently be a SynCardia Distributor with or without an executed Distributor Agreement and may have previously engaged in the business of distributing cardiac assist and related products and services to many hospitals in the Territory that could qualify to become Eligible Hospitals.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 3 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

2.2.2	Has determined that it would continue to benefit from distributing and servicing SynCardia Products to Eligible Hospitals in the Territory.

2.2.3	Has determined to enter into this Agreement, which contains the terms and conditions under which Distributor will sell and support SynCardia Products in the Territory.

3.	Appointment as Exclusive Distributor

3.1	SynCardia hereby appoints Distributor a distributor of Products and grants Distributor the exclusive right to purchase or rent the Products for resale or re-rental in the Territory. Such Products may only be re-sold or re-rented by Distributor to Eligible Hospitals in the Territory that are “Implant Ready” or in the process of qualifying to become “Implant Ready”.

3.1.1	SynCardia agrees that while this Agreement is in effect, it will not appoint or authorize any third person to distribute or sell Products in the Territory and will not, itself, distribute or sell Products in the Territory, except under the terms of this Agreement applying to Dispute Resolution, where SynCardia may appoint a temporary Distributor and/or Authorized Agent to ensure an uninterrupted supply of Products to Eligible Hospitals within the Territory.

3.1.2	SynCardia shall provide Distributor with a certificate issued by SynCardia that will provide evidence to hospitals and others that Distributor is the Exclusive Distributor of SynCardia Products in the Territory (“Distributor Certificate”).

3.2	Distributor accepts the appointment as a distributor of Products from SynCardia and agrees to purchase and sell, rent or re-rent Products, and otherwise conduct itself strictly in accordance with the terms and conditions of this Agreement. While this Agreement is in effect, Distributor shall:

3.2.1	Use its best efforts to promote, market and sell Products in the Territory only to Eligible Hospitals.

3.2.1.1	Distributor will submit to SynCardia for its consideration the names of potential Eligible Hospitals prior to making any commitments on SynCardia’s behalf.

3.2.1.2	If SynCardia approves such a hospital as a candidate to become an Eligible Hospital, Distributor shall, as directed by SynCardia, assist SynCardia in the scheduling and coordinating of the start-up certification of such Hospital.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 4 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

3.2.2	Maintain a full staff of personnel who have been trained by Distributor and certified by SynCardia and have the requisite knowledge to represent the Products in the Territory.

3.2.3	Not promote, advertise, sell or make available Products to anyone other than Eligible Hospitals located within the Territory.

3.2.4	Not advertise, promote, sell or represent in any way, any other Artificial Heart or products intended to replace both ventricles of a human heart.

3.2.5	Not allow the use of any Products in the Territory in a manner that is inconsistent with its Regulatory Approval.

3.2.6	Not disclose any SynCardia Proprietary Information to others.

3.2.7	Provide SynCardia with a written list of all products of every type that it distributes in the Territory. Once per quarter, Distributor shall update this list and shall promptly deliver the updated list to SynCardia electronically.

3.2.8	Strictly comply with each and every provision of this Agreement.

3.2.9	Comply with any Regulations and execute any documents required under the US Foreign Corrupt Practices Act.

3.3	Subdistributors

Distributor shall not appoint any Persons to act as Subdistributor (each a “Subdistributor” and, collectively, the “Subdistributors”) or Authorized Agents to distribute the Products within any portion of the Territory.

4.	Sales or Rental of Products

4.1	Purchase Orders

4.1.1	Distributor shall purchase Products in its name and for its own account. Distributor shall submit to SynCardia purchase orders in a form requested by SynCardia, specifying the number and type of Products and requested shipment dates (“Purchase Orders”). All purchase orders are subject to acceptance and approval by SynCardia Corporate Headquarters in Tucson, AZ.

4.1.2	Distributor shall submit expedited purchase orders for emergency requisitions in a form requested by SynCardia, specifying the number and type of Products and requested expedited shipment dates (“Purchase Orders”). All expedited purchase orders are subject to acceptance and approval by SynCardia at its principal place of business.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 5 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

4.2	Distribution only to Eligible Hospitals in the Territory

4.2.1	Distributor shall only distribute TAH-t Kits and all appropriate approved Drivers and Accessories to a Hospital if such Hospital has completed Phase II of the start-up Certification or is undergoing an emergency Phase I-III training and is currently an Eligible Hospital in the Territory. If Distributor fails to adhere to this requirement, then SynCardia may immediately terminate this Agreement and Distributor’s right to distribute the Products.

4.3	SynCardia shall use reasonable efforts to fill Distributor Purchase Orders received from Distributor and accepted by SynCardia within a reasonable time; however, SynCardia shall not be liable to Distributor for any failure or delay in delivery or shipment of such Products.

4.4	Products, Prices & Terms

4.4.1	SynCardia shall furnish to Distributor, from time to time, an Addendum to this agreement as new Products and Services are offered or other changes are made.

4.4.1.1	The Addendum shall provide identifying detail for each of the Products made available to Distributor and the Distributor Price, Rental Rate, Service Fee and other terms relating to the Sale, Rental or Service of such Product.

4.4.1.2	The Addendum and Terms shall have an “Expiration Date” for certain specified Products that will be the date for which the pricing and terms are fixed and cannot be changed without the agreement of Distributor.

4.4.2	Distributor shall pay SynCardia the Purchase Price, Rental or Service Fee for each of the Products according to the terms contained in Products, Prices & Terms. Distributor’s failure to comply with the provisions of Products, Prices & Terms shall be a material default that would potentially result in termination of the Agreement.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 6 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

4.4.3	At SynCardia’s discretion and upon prior written notice, a late payment charge will be assessed on any obligation not paid when due at a rate of 1.5% per month; provided, however, that such late payment charge shall not be assessed at a rate in excess of the maximum permitted by applicable law. In addition to the provisions and remedies provided in the Products, Prices and Terms, if: (a) any payment owing by Distributor is not received by SynCardia within 90 days after it is due, or (b) Distributor makes three late payments within any 12 month period, SynCardia may, at its discretion and upon written notice to Distributor, refuse to fill or ship any order for Products until receipt by SynCardia of the full invoice amount of such order or until Distributor has established an irrevocable letter of credit with terms satisfactory to SynCardia.

4.4.4	All payments shall be made in the Official Currency specified in (specify currency) by (specify method of currency transfer) to the designated account of SynCardia.

4.5	Shipping, Risk of Loss, Duty and Taxes

4.5.1	Distributor shall promptly inspect the packaging of Products received from SynCardia and shall, within three business days after their arrival, notify SynCardia via email to the Senior Vice President of Global Certification and Logistics of any damage to Products or shortage of Products.

4.5.2	All sales or rental of Products pursuant to Distributor Purchase Orders shall include the cost of shipment to Distributor. Risk of loss of products shall be the responsibility of the Distributor only in the case of Distributor’s negligence.

4.5.3	Distributor shall pay all customs duties, import fees, clearance charges, and taxes (including all other expenses of like kind and all VAT, sales, transaction privilege and personal property taxes) arising from the importation, purchase, rent, use or shipping of Products and Shipping Containers or their components, the provision of Service or otherwise with respect to the transactions contemplated herein or in the Quotation. Distributor shall bear the sole responsibility for the collection and payment of any sales, value added, use or other taxes payable in connection with its resale of Products.

5.	Driver System Maintenance and Repair

5.1	Distributor shall coordinate the shipment of Drivers and Driver Systems for maintenance as specified by SynCardia.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 7 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

5.2	As directed by SynCardia, Distributor shall perform checkout of Drivers and Driver Systems and provide specified documentation regarding Driver checkout to SynCardia.

5.3	Distributor shall monitor the condition of all Drivers in the Territory and shall promptly notify SynCardia if any Drivers:

5.3.1	Do not meet the performance standards established by SynCardia or malfunction during use, or

5.3.2	Have reached the end of a Service Cycle as determined by Regulatory Approval.

5.4	SynCardia shall notify Distributor in advance of upcoming end-of-service cycles so that Distributor can make arrangements to switch equipment prior to end of service cycle with Distributor or Hospital inventory or with Drivers shipped to Distributor for this replacement. Distributor shall notify SynCardia to ship, at SynCardia’s expense, a Replacement Driver as directed by Distributor to replace a Driver as necessary.

5.5	Distributor shall arrange and pay for the shipping of all Drivers and Driver System Components moved within the Territory. SynCardia shall pay the cost of shipping Driver Systems to the Service Center or out of the Territory as directed by SynCardia.

5.6	Distributor shall be responsible for all Products and Shipping Containers delivered to Distributor for use in returning products or for shipping within the territory. Whenever possible, all shipments should use the provided approved shipping containers to maintain product integrity and function, unless otherwise approved by SynCardia.

6.	Additional Distributor Responsibilities

6.1	Distributor shall, unless otherwise directed by SynCardia, provide specific documentation relating to TAH-t and Driver System tracking, implants and explants, proactive patient updates, training certifications and Driver check outs, customer complaints and other topics as may be amended or implemented for all Eligible Hospitals from time to time.

6.1.1	Documentation requirements are a material part of this Agreement and non-compliance shall be deemed a material default and cause for termination.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 8 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

6.1.2	SynCardia shall provide the requirements and forms for such reporting.

6.2	Should Distributor request that SynCardia provide additional training to a Hospital that is at risk of losing its certification as an Eligible Hospital, Distributor shall share the costs associated with such additional training and proctoring.

6.3	Distributor and SynCardia shall cooperate in identifying and qualifying prospective Eligible Hospitals within the territory as part of the mutually agreed annual marketing plan proposed by Distributor and reviewed quarterly.

6.4	Distributor shall cooperate with SynCardia to establish and maintain a high level of Hospital satisfaction through marketing plans, user groups, clinical and customer support, and other interactions with the staff of the Hospital. As requested by SynCardia, Distributor shall, at its own expense, attend sales and service meetings and training sessions conducted by SynCardia.

6.5	Distributor shall remain in good and substantial financial condition during the term of this Agreement.

6.5.1	From time to time, upon SynCardia’s request, Distributor shall furnish to SynCardia such financial statements as SynCardia may request to determine Distributor’s financial condition.

6.5.2	SynCardia shall have the right, in its sole discretion, to refuse to sell or rent Products to Distributor at any time without notice in the event that Distributor fails to furnish such financial statements to SynCardia or Distributor’s financial condition is unsatisfactory to SynCardia.

6.6	Distributor shall use its best efforts to achieve the highest level of reimbursement from private and governmental insurance and reimbursement agencies for Products used by Eligible Hospitals.

6.6.1	Should any insurance or reimbursement programs specifically reference Distributor, Distributor shall, in the case of termination or expiration of this Agreement, assign any rights to such reimbursement or payments to such organization or person as designated by SynCardia.

6.6.2	Distributor’s obligation to perform such assignments shall be consistent with the specific limitations and requirements of each insurer and each reimbursement program. As directed by SynCardia and as permitted by law, Distributor shall assign the legal ownership of such approvals to an individual or entity legally qualified to receive such assignment.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 9 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

6.7	Distributor shall obtain, at its own cost and expense, all Government Approvals required from any government agency in the Territory for the importation, sale, rental use or disposition of the Products (“Governmental Approvals”).

6.7.1	Such Governmental Approvals shall be obtained in the name of SynCardia and for the benefit of SynCardia by the Distributor acting as SynCardia’s Agent.

6.7.2	To the extent permitted by law, SynCardia shall be the sole beneficial owner of the Governmental Approvals.

6.7.3	As directed by SynCardia and as permitted by law, upon termination or expiration of this Agreement, Distributor shall assign the legal ownership of such approvals to an individual or entity legally qualified to receive such assignment

6.8	Distributor shall, in compliance with all laws, rules and regulations applicable to its performance pursuant to this Agreement, procure and maintain all licenses and permits necessary to the performance of its business and conduct its business in a manner so as not to bring discredit upon the reputation of Products or SynCardia.

6.9	SynCardia is contemplating the provision of twenty-four-hour-a-day, seven-day-a-week (24/7) clinical support Hotline services for the Certified Eligible Hospitals in all territories. Distributor shall work with SynCardia to effect the implementation and ongoing use of this service within the Territory and shall use the current procedures as amended, from time to time, in responding to customer calls to get timely, appropriate answers or actions using the available SynCardia and Distributor resources.

7.	Translations

7.1	As required to meet the labeling requirements of any Regulatory Approvals, SynCardia shall deliver to Distributor documents and materials in English or other languages approved by SynCardia (“Official Documents”).

7.1.1	SynCardia shall provide Distributor with a list of the languages for which Official Documents have been created.

7.1.2	The list will be updated by SynCardia as Official Documents become available in additional languages.

7.2	All training is conducted by SynCardia in English and will include Official Documents in English and, if available, in the local language.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 10 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

7.2.1	In cases where the Distributor or SynCardia has translated Official Documents into training materials and manuals, SynCardia shall work with Distributor during the training process to validate that the Distributor’s translation from Official Documents provides adequate guidance and direction to trainees to meet regulatory compliance requirements.

7.2.2	Distributor shall provide SynCardia with complete copies of all documents and materials that have been translated from Official Documents for use in the Territory.

8.	Training and Marketing Support

8.1	SynCardia shall provide start-up certification to a Hospital that has been properly qualified by Distributor and accepted by SynCardia to enter the start-up certification program, providing that SynCardia receives the Initial Order from Distributor for such Hospital by the date of the training, or as agreed specifically for this Hospital.

8.1.1	SynCardia shall provide the entire start-up certification with costs to be shared as mutually agreed.

8.1.2	SynCardia reserves the right to bill Distributor and Distributor agrees to pay for all costs of training should hospital cancel its Initial Order.

8.2	SynCardia may, from time to time, delegate selected portions of Phase II, III and IV Training to certain qualified employees of Distributor.

8.2.1	Such employees of Distributor shall attend appropriate training and obtain certification from SynCardia. Distributor shall employ only the most current training materials and instructional methods provided by SynCardia.

8.2.2	Distributor will attend Phase I start-up training as soon as possible after the Effective Date of this Agreement. SynCardia may also designate Distributor to be considered a member of the Clinical Training Team and may perform some of the duties of the Clinical Support Consultant and will issue certificates accordingly.

8.3	In order to discover and disseminate best practices and facilitate communication with personnel from Eligible Hospitals, SynCardia will maintain a customer support relationship with all Eligible Hospitals and may sponsor User Groups, customer events, media events, training opportunities and other interactions with Eligible Hospital personnel.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 11 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

8.3.1	SynCardia also participates in various Medical Meetings throughout the year.

8.3.2	To the extent possible, SynCardia will include, inform and cooperate with Distributor both formally through annual marketing plans and informally, in all of these relationship activities to achieve the highest level of customer support.

8.3.3	Distributor will work with the Sales, Marketing, Certification, and Clinical Support departments of SynCardia in support of planned and opportunistic customer service.

8.4	During the term of this Agreement, SynCardia shall:

8.4.1	Publish Distributor’s name and address in its list of authorized distributors, if such directory is established;

8.4.2	From time to time, per the annual marketing plan to be mutually agreed upon and as opportunities present themselves, support Distributor’s marketing by involving Distributor in any advertising and direct mail activities or other such activities when appropriate;

8.4.3	From time to time, provide Distributor training and certification to train on the technical details and application of the Products through the opportunity to attend and participate in the four Phases of start-up certification or other field-delivered training;

8.4.4	Furnish Distributor, upon Distributor’s request, reasonable technical information respecting applications of the Products;

8.4.5	Transmit promptly to Distributor all sales leads for potential Eligible Hospitals in the Territory for the purpose of initiating the qualification process for SynCardia to grant certification per the annual marketing plan, and

8.4.6	Provide reasonable marketing and sales support in the Territory, using qualified personnel. SynCardia may provide such support remotely or, at its option, in person in the Territory.

8.5	Each party shall bear its own salary, travel and per diem expenses incurred in connection with providing and receiving such training.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 12 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

8.6	Distributor shall provide contact information for interested parties to be added to the SynCardia database for company updates and provide customer and prospective customers contact information for appropriate WorkZone access.

9.	Shipping Containers

9.1	All Driver Systems shall be shipped to Distributor in special hard shell reusable containers made specifically for the Products shipped (the “Shipping Containers”).

9.2	Prices for lost Shipping Containers will be provided in the price list.

10.	Trademarks; Packaging and Labeling

10.1	SynCardia will supply Product with the relevant documents as part of labeling such as “TAH-t Instructions for Use” required by Regulatory Approval in Official Documents and through validation of the SynCardia translation of Official Documents as described in the section of this Agreement entitled “Translation”.

10.2	Distributor acknowledges and understands that the Products may only be used in the manner prescribed by and described in the SynCardia Regulatory Approval current version of labeling “SynCardia Systems, LLC. temporary Total Artificial Heart (TAH-t) Instructions for Use” or User’s Manuals for other Products, and Distributor will not promote or suggest the use of the Products for any other purpose or in any other manner.

10.3	Distributor shall not make any warranties or representations with respect to Products on behalf of SynCardia beyond what is represented in labels, labeling and training materials by SynCardia.

10.4	Distributor shall indemnify and hold SynCardia harmless from all claims and damages, including attorneys’ fees, resulting from Distributor’s violation of this paragraph or any other provision of this Agreement. Distributor agrees that it will not sell any products for which the expiration date is passed or if such sale will result in the product’s use after the expiration date or in contravention of local law.

10.5	Distributor shall not remove, cover or obliterate any markings or information placed on Products or the packaging thereof as supplied by SynCardia without the express written permission of SynCardia.

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Quality-546 Rev. 004	Page 13 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

10.5.1	All labeling must comply with the SynCardia Regulatory Approval requirements.

10.5.2	Any labeling of Products to comply with local laws shall be undertaken by SynCardia with the advice and support of Distributor.

10.6	SynCardia authorizes Distributor to use, in connection with the sale, rental, promotion and advertising of Products, such trademarks and trade names as may be used by SynCardia in the advertising, promotion and sale of Products only with the prior authorization of SynCardia.

10.6.1	All requests for such approvals made by Distributor shall be accompanied by an electronic copy, hard copy, photo or other representation of the item to be approved.

10.6.2	Distributor shall have no right or interest in or claim to any such marks or names, shall not use the same in any manner that might tend to defeat or diminish them and shall immediately discontinue the use thereof upon demand of SynCardia, and, in any event, upon termination of this Agreement.

10.7	Distributor may use its own mark or logo in connection with its sale, promotion and advertising of Products; but its mark or logo shall be no larger than SynCardia’s trademarks and shall not be so displayed as to cover, obliterate or detract from SynCardia’s trademarks.

10.8	SynCardia shall have the perpetual, royalty-free right to utilize and to license others to utilize in the production, packaging, promotion and sale of Products, all brochures, point of sale materials, catalogues, and other advertising, promotional and sales materials developed by or for Distributor for use in connection with the advertising, promotion or sale of Products. Promptly upon SynCardia’s request, Distributor shall execute any and all documents that may be required to accomplish the purposes of the foregoing provisions.

10.9	Distributor shall notify SynCardia if it desires to have SynCardia apply for any registrations of trademarks with respect to Products in the jurisdictions in which Products are to be resold by Distributor. If SynCardia approves of the filing of any application for any such registration of a trademark, it shall proceed to do so and SynCardia shall cooperate with Distributor’s efforts.

10.10	Distributor shall notify SynCardia promptly upon learning of any infringement of the intellectual property associated with Products.

SynCardia Initials	Distributor Initials
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EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

10.10.1	SynCardia shall not be obligated to take any action with respect to such infringements.

10.10.2	Distributor shall cooperate fully in investigating any such instance and, on SynCardia’s request, shall assist and participate in any action which SynCardia chooses to take with respect thereto.

10.10.3	All expenses of any such action shall be paid by SynCardia; all recoveries obtained from the prosecution of any such action shall be retained by SynCardia.

11.	Regulatory Requirements

11.1	Distributor shall comply with applicable local, national and international government laws, regulations and standards applicable to the receipt, storage and distribution of medical devices.

11.2	Distributor shall maintain applicable local, national and internal government registrations and shall provide such registration numbers or certificates to SynCardia upon request.

11.3	Distributor shall inform SynCardia within 24 hours of any national or international regulatory agency inspection related to SynCardia product or inspections that may otherwise impact product quality, regulatory compliance, distribution of product or general business practice.

11.4	Distributor shall report to SynCardia in writing any regulatory agency observations, notices, findings or official regulatory actions against Distributor that may involve SynCardia product or my otherwise impact product quality, regulatory compliance, distribution of product or general business practice within 24 hours of becoming aware of such findings.

11.5	Distributor shall maintain a quality system and established procedures adequate for their operation, in accordance with sections of 21 CFR Part 820 and ISO 13485, as applicable to distributors.

11.5.1	Distributor shall provide to SynCardia upon request copies of quality systems procedures and other related documents as evidence that said procedures are established, or evidence that contractual requirements herein are met.

11.5.2	Such documents may be redacted of information considered by Distributor to be intellectual property or trade secret, where applicable.

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EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

11.6	Distributor shall maintain distribution records that include or refer to the location of:

11.6.1	The name and address of the initial consignee;

11.6.2	The identification and quantity of devices shipped;

11.6.3	The date shipped; and

11.6.4	Any control, lot or serial number(s) used;

11.6.5	Any applicable test sheets or check-out forms.

11.6.6	Records shall be permanently stored in a manner that prevents damage or degradation of the records. In addition, the records shall be controlled in a manner that allows the records to be easily located and not lost due to lack of organization.

11.7	Distributor shall establish and maintain procedures to conduct a correction or removal to the initial consignee at the direction of SynCardia and in accordance with the SynCardia recall strategy, including maintaining the integrity of returned product under quarantine and traceability of any returned product to the initial consignee.

11.7.1	If SynCardia or any governmental agency or other proper authority orders a product recall or issues a product advisory with respect to any Products, Distributor shall cooperate with SynCardia in:

11.7.1.1	Promptly contacting operators of such Products within the Territory of any such advisories or recalls,

11.7.1.2	Promptly communicating to such customers such information or instructions as SynCardia may desire be transmitted to them,

11.7.1.3	Removing all such recalled Products from its inventory and

11.7.1.4	Returning of such recalled Products to SynCardia in accordance with SynCardia’s instructions.

11.7.2	Distributor shall provide periodic status reports or conduct effectiveness checks on behalf of SynCardia in accordance with the SynCardia recall strategy.

11.7.3	SynCardia shall reimburse Distributor for all reasonable costs and expenses incurred by Distributor in connection with such Product advisories and recalls, unless the advisory or recall is due, in whole or in part, to the fault of Distributor or its representatives.

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 16 of 30

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

11.8	Distributor shall maintain buildings of suitable design and contain sufficient space to perform necessary operations, prevent mix-ups, and assure orderly handling of SynCardia products.

11.9	Distributor shall maintain buildings to prevent contamination of SynCardia products by substances that could reasonably be expected to have an adverse effect on product quality, including contamination from filth and pests.

11.9.1	Where special environmental conditions have been specified by SynCardia, Distributor shall establish and maintain procedures to adequately control these environmental conditions, including periodically inspecting to verify that these systems are adequate and functioning properly.

11.10	Distributor shall offer SynCardia products for sale and use only for a purpose for which they are approved in SynCardia labeling, advertising, or instructions for use.

11.10.1	If Distributor becomes aware that any of its employees has marketed, or any of its customers are using SynCardia product outside of the approved labeling, Distributor shall inform SynCardia immediately.

11.11	Distributor and SynCardia shall collaborate to evaluate all repair and service requests as to whether they are complaints that are to be reported to SynCardia as described in the following paragraph.

11.12	Distributor shall establish and maintain procedures for receiving complaints from customers. Such procedures shall ensure that:

11.12.1	All complaints are processed in a uniform manner and reported to SynCardia in a timely manner;

11.12.2	Oral complaints are documented upon receipt; and

11.12.3	Complaints can be evaluated to determine whether they are required to be reported to regulatory authorities.

11.12.3.1	Since time is of the essence in meeting statutory reporting time periods, Distributor shall report complaints to SynCardia within 24 hours of the time Distributor first becomes aware of them.

11.13	Distributor shall agree to an assessment of its operations by SynCardia at reasonable times of operation. SynCardia, in turn, shall give Distributor reasonable notice of its desire to assess and provide an assessment plan to Distributor.

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Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

12.	Discontinuance of Products/Expiration of Products

12.1	SynCardia reserves the right to modify or discontinue the sale or rental of any Products at any time without incurring any liability thereby or any obligation to repurchase or modify Products previously sold by SynCardia to Distributor. SynCardia shall give Distributor notice of discontinuance of Products not less than sixty (60) days prior to the discontinuation of any Product.

12.2	SynCardia may rotate TAH kits to more active clinical centers in order not to allow any kits to expire.

12.2.1	Surgical Spares Kits are not rotated and need to be replaced when expired.

12.2.2	SynCardia shall also provide replacement drivelines, batteries and other products that expire unless Distributor is notified in advance that such products will not be replaced.

13.	Confidentiality

13.1	Distributor acknowledges that, in the course of performing its duties and obligations under this Agreement, certain information that is confidential or proprietary to SynCardia (“Confidential Information”) will be furnished by SynCardia or SynCardia’s representatives.

13.1.1	Distributor agrees that any Confidential Information furnished by SynCardia or SynCardia’s representatives will not be used by it or its representatives except in connection with, and for the purposes of, the promotion, marketing, distribution and sale or Products under this Agreement and, except as provided herein, will not be disclosed by it or its representatives without the prior written consent of SynCardia.

13.1.2	During the term of this Agreement and any renewal thereof and for a period of three years after the termination thereof, Distributor and all of its owners, directors, agents and employees shall safeguard and treat as confidential the terms of this Agreement, including all referenced documents, and all training, marketing plans, price lists and quotations, technical information and particulars and other information supplied by SynCardia.

13.1.3	Distributor shall not disclose this information to any party except in its provision of training and support to Eligible Hospitals.

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EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

13.2	Exceptions

The confidentiality obligations of Distributor under Section 3.2.6 do not extend to any Confidential Information furnished by SynCardia or SynCardia’s representatives that:

13.2.1	Is or becomes generally available to the public other than as a result of a disclosure by Distributor or its representatives,

13.2.2	Was available to Distributor or its representatives on a non-confidential basis prior to its disclosure thereto by SynCardia or SynCardia’s representatives,

13.2.3	Becomes available to Distributor or its representatives on a nonconfidential basis from a source other than SynCardia or SynCardia’s representatives; provided, however, that such source is not bound by a confidentiality agreement with SynCardia or SynCardia’s representatives.

13.3	Compelled Disclosure

13.3.1	In the event that Distributor or its representatives are requested or become legally compelled (by oral questions, interrogatories, requests for information or document subpoena, civil investigative demand or similar process) to disclose any Confidential Information furnished by SynCardia or SynCardia’s representatives or the fact that such Confidential Information has been made available to it, Distributor agrees that it or its representatives, as the case may be, will provide SynCardia with prompt written notice of such request(s) so that SynCardia may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement.

13.3.2	In the event that such protective order or other remedy is not obtained, or that SynCardia waives compliance with the provisions of this Agreement, Distributor agrees that it will furnish only that portion of such Confidential Information that is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded to that portion of such Confidential Information and other information being disclosed.

14.	Relationships

14.1	It is understood that neither party is constituted a consultant, agent, employee, servant, partner or joint venturer of the other for any purpose whatsoever.

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EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

14.2	Distributor shall conduct its business in its own name and shall be solely responsible for its acts, conduct and expenses and the acts, conduct and expenses of its employees and agents.

14.3	Distributor is not granted and shall not exercise the right or authority to assume or create any obligation or responsibility or make any representation, including, without limitation, contractual obligations and obligations based on warranties or guarantees on behalf or in the name of SynCardia.

15.	Term and Termination

15.1	Term

15.1.1	This Agreement shall have an initial term commencing upon the Effective Date and, continuing in effect for Three Years thereafter, unless terminated earlier under the provisions of this Section 15.

15.1.2	This Agreement can be renewed by mutual written agreement after Three Years in one year increments.

15.2	Termination by SynCardia

15.2.l	SynCardia may terminate this Agreement in its sole discretion without cause at any time upon sixty (60) days’ written notice to Distributor if Distributor:

15.2.1.1	During this initial term, does not complete all Regulatory Filings, all TAH product approvals and introduction of TAH products into the relevant market(s).

15.2.1.2	Fails to provide evidence of regulatory filings and/or approvals within two from date of the Agreement.

15.2.1.3	Fails to establish an experienced clinical team for TAH implant support and a hospital training program within two years from date of the Agreement.

15.3	Termination by Either Party

15.3.1	This Agreement may be terminated at any time by either party for cause or if the other party defaults in the performance of any material provision of this Agreement and such default continues for a period of thirty (30) days after notice in writing thereof; or by SynCardia if Distributor is adjudged bankrupt, makes an assignment for the benefit of creditors, has a receiver appointed, files or has filed against it a petition in bankruptcy or initiates reorganization proceedings.

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Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

15.4	Termination for Convenience

15.4.1	The Parties may terminate this Agreement upon their mutual written agreement.

15.5	Change in Control (CIC)

15.5.1	In the event of a Change in Control of SynCardia, SynCardia shall have the right to terminate this Agreement with Distributor, in accordance with the following terms:

15.5.1.1	SynCardia shall provide Distributor with a written notice of termination of this Agreement (the “CIC Notice”), to become effective ninety (90) days from the date of the notice (the “Notice Period”).

15.5.1.2	Upon effectiveness of termination pursuant to the CIC Notice, SynCardia will accept the return of any unused Products, in its original packaging with at least a one year shelf-life remaining, for credit at the original price paid by Distributor for such Products.

15.5.1.3	Distributor acknowledges that the CIC Notice and acceptance of the return of any unused Products are SynCardia’s sole obligations with respect to a termination by SynCardia in connection with a Change in Control.

15.6	Termination without Cause

15.6.1	Termination without cause shall be deemed to occur on the date SynCardia delivers written notice to Distributor that SynCardia has terminated this Agreement where such notice does not refer to the provision(s) of this Agreement giving SynCardia the right to terminate this Agreement;

15.6.2	In the event that SynCardia terminates this Agreement without cause, SynCardia will reimburse Distributor for:

15.6.2.1	Distributor’s documented actual costs (evidenced by invoices or proposals previously approved in writing by SynCardia and government stamped) paid to unrelated parties to obtain Governmental Approvals and Reimbursement (including the costs of translations, consultants and other direct cost)

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EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

15.6.2.2	Mutually agreed upon marketing costs incurred in the three contractual months prior to the date of the termination notice; and

15.6.2.3	As a compensation for all lost profits an amount calculated according to the following procedure:

●	First, calculate the PER UNIT PROFIT for each item sold by taking the unit price for such item (provided on the Products, Prices and Terms) and (a) dividing the unit price by .80 and then (b) multiplying the result by 20%

●	Second, calculate the NUMBER OF ITEMS of each type sold or each item sold in the 180 day period immediately preceding the date of the termination notice.

●	Third, calculate the PROFIT FOR EACH ITEM for the period by multiplying the number of such items sold by the per unit profit for such item.

●	Finally, determine the TOTAL PROFIT for such period by adding together the sum of the Profit for each item

15.6.3	SynCardia’s obligations set forth in the preceding Section to reimburse Distributor or compensate Distributor for lost profits is contingent upon Distributor’s completion of all of the following preconditions to such reimbursement or compensation:

15.6.3.1	Completed the assignments required by this Agreement;

15.6.3.2	Completed the return to SynCardia of all Driver System Components, Products and training materials under Distributor’s control;

15.6.3.3	Transferred all data and records gathered by Distributor in the discharge of its duties to provide reporting to SynCardia; and

15.6.3.4	Notified all Hospitals served by Distributor to make future payments as directed by SynCardia and to return all Drivers and Loaned Products as directed by SynCardia.

15.6.4	Effect of Termination

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Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

15.6.4.1	Except as hereinafter provided, upon termination of this Agreement Distributor shall cease the distribution and sale of Products.

15.6.4.2	Distributor shall return to SynCardia all Products not purchased by Distributor but in the control of Distributor within 15 days of termination with freight and any duties and Import Costs to be paid by SynCardia.

15.6.5	SynCardia shall have the option to purchase from Distributor, at the invoice price Distributor paid, plus freight and duty thereon, all Products which Distributor owns and has in inventory.

15.6.5.1	If SynCardia does not exercise said option, Distributor may continue to sell Products it has in inventory for a period of ninety (90) days.

15.6.5.2	After the 90 days, Distributor shall return all inventories to SynCardia.

16.	Miscellaneous Provisions

16.1	Security Interest

16.1.1	Insofar as permitted by the laws of the jurisdiction in which such Products are located, SynCardia shall retain a security interest in and the right to repossess all Products sold by SynCardia to Distributor pursuant to this Agreement, and the proceeds of sale thereof, including all accounts, contract rights, chattel paper, documents, receivables and insurance or other proceeds related thereto, until paid in full.

16.1.2	Upon SynCardia’s request, Distributor shall execute and deliver to SynCardia chattel mortgages, financing statements or other documents necessary to perfect SynCardia’s security interest in the Products and the proceeds of sale thereof.

16.1.3	Distributor shall properly notice the Certified Eligible Hospital that this Security Interest is in effect and provide SynCardia with a copy of the label, notice or agreement.

16.2	Government Reports and Filings

16.2.1	Each party agrees to promptly make all reports to and filings with governmental agencies required by applicable laws, rules and regulations and to use its best efforts to obtain all approvals, licenses, permits and permissions with respect to its or their operations pursuant to this Agreement.

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EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

16.2.2	The parties shall exchange such documents and approvals promptly upon filing or receipt.

16.2.3	Distributor shall bear all costs of the filings of reports and the obtaining the approvals, licenses, permits and permissions required by governmental authorities in the Territory.

16.2.4	SynCardia shall bear all costs of the filings of reports and the obtaining the approvals, licenses, permits and permissions required by other governmental authorities.

16.2.5	Each party shall cooperate with and assist the other in making such filings and reports and in obtaining such approvals, licenses, permits, permissions and certifications.

16.3	Force Majeure

16.3.1	If either party is unable to carry out its obligation under this Agreement, either wholly or in part, for a period of ten consecutive days as a result of acts of God, strikes, lockouts, or other industrial disturbances, wars, blockades, embargoes, insurrections, riots, acts or orders of government, explosions, fires, floods, perils of the sea, or any other cause not within the control of the party claiming relief from any of the requirements of this Agreement, and which by exercise of due diligence said party is unable to prevent or overcome, the party so failing shall give written notice and full particulars of such cause or causes to the other party as soon as possible after the occurrence of any such cause, and thereupon such obligations shall be suspended during the continuance of such hindrance, which, however, shall be remedied with all possible dispatch, and the obligations, terms and conditions of this Agreement shall be extended for such period as may be necessary for the purpose of making good any suspension so caused. If such hindrance shall last for three consecutive months or more, either party, by notice in writing to the other, may terminate this Agreement.

16.4	Applicable Law

16.4.1	This Agreement shall be construed in accordance with the laws of SynCardia’s country of domicile.

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EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

16.4.2	Any legal proceedings instituted against the Distributor by SynCardia shall be brought in the courts of the Distributor’s country of domicile.

16.4.3	Any legal proceedings against SynCardia by the Distributor shall be brought in the courts of SynCardia’s country of domicile and

16.4.4	For the purposes of such proceedings, the law governing this agreement and such proceedings shall in each case be deemed to be the law of the country in which the relevant proceedings have been instituted in accordance with this clause.

16.4.5	For the purpose of proceedings brought against it by the other Party under this clause each Party agrees to submit to the jurisdiction of the courts of the other Party’s country of domicile.

16.5	Dispute Resolution

16.5.1	The parties shall exercise their best efforts to settle between themselves in an amicable way any dispute which may arise out of or in connection with this Agreement.

16.5.2	If SynCardia terminates this Agreement with Distributor, during the time period of the dispute resolution process, SynCardia may appoint a temporary Distributor to provide product to Eligible Hospitals within the Territory to ensure an uninterrupted supply. If SynCardia does appoint a temporary Distributor, then the arbiter(s) will be notified and may take this into consideration when deciding on an arbitral award.

16.5.3	Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the “Rules”) (as modified by this Section 16.4.3).

16.5.3.1	The number of arbitrators shall be one if both parties agree on the arbitrator. If there is a disagreement on selection of a sole arbitrator, the number of arbitrators then shall be three, with the arbitrators to be appointed in accordance with the Rules.

16.5.3.2	The place of arbitration shall be in Tucson, Arizona, U.S.A., at any site agreed upon.

16.5.3.3	If there is no agreement on the site, the place of arbitration in Tucson shall be selected by the arbitrator(s).

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Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

16.5.3.4	The arbitral award shall be rendered in writing and shall state the reasons for the award.

16.5.3.5	Judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof, and shall be binding on the parties hereto.

16.5.3.6	The costs of arbitration, including reasonable attorneys’ fees and costs, shall be borne by either or both of the parties in whatever proportions the arbitrator or arbitrators may award.

16.6	Prohibitions

16.6.1	If any provision of this Agreement is prohibited by or under the laws of any jurisdiction in which this Agreement may be used or to which it may be applicable, said provision shall be, as to said jurisdiction, ineffective to the extent of such prohibition, without invalidating thereby any of the remaining provisions of this Agreement.

16.7	Entire Agreement

16.7.1	This Agreement, including any written amendments or addenda signed by the Parties, evidences the entire agreement of the parties and supersedes and cancels all prior discussions, agreements and understandings with respect to the subject matter hereof between the parties, written, oral or implied.

16.8	Assignment

16.8.1	This Agreement may not be assigned by either party except with the other party’s written consent; provided, however, that SynCardia may assign this Agreement to a SynCardia subsidiary presently existing or hereafter established.

16.9	Notices

16.9.1	Any notice required or contemplated by this Agreement shall be in writing, delivered in person, by facsimile or by registered mail with return receipt requested, addressed to the parties at their addresses hereinafter set forth, or at such other address as may from time to time be substituted therefor by notice in writing sent by the party changing its address and shall be effective upon receipt of the party to which it is addressed.

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Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

16.10	Non-Waiver and Amendment

16.10.1	Failure by either party to enforce or take advantage of any provision hereof shall not constitute a waiver of the right subsequently to enforce or take advantage of such provision. This Agreement or any of the terms or provisions thereof may not be changed or amended or waived, in any way whatsoever, except by written agreement executed by the parties.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

DISTRIBUTOR:	VEGA SPA

By:

		Its:	President CDA

SYNCARDIA:	MARY PAT SLOAN

	By:	/s/ Mary Pat Sloan

		Its:	Sr VP Global Cert & Logistics

SYNCARDIA:

By:

Its:

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Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

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Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

ADDENDUM 1 – PRICE LIST AND QUOTATION

[omitted]

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ADDENDUM 2 – REGULATORY APPROVALS

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DEPARTMENT OF HEALTH & HUMAN SERVICES

Public Health Service

Food and Drug Administration
10903 New Hampshire Avenue
Document Control Center - WO66-G609
Silver Spring, MD 20993-0002

November 17, 2016

SynCardia Systems, LLC
c/o Michael Garippa
CEO/President
1992 E. Silverlake Rd.
Tucson, Arizona 85713

Re: P030011
Trade/Device Name: SynCardia temporary Total Artificial Heart (TAH-t)
Received: October 4, 2016

Dear Michael Garippa:

The Center for Devices and Radiological Health (CDRH) of the Food and Drug Administration (FDA) received your request for a change in ownership from SynCardia Systems, Inc. to SynCardia Systems, LLC. We have changed our records accordingly. All previous regulatory requirements remain in effect and are now the responsibility of SynCardia Systems, LLC.

In order to streamline the conditions of approval within the approval orders and minimize duplicative reporting, we have addressed "Adverse Reaction" and "Device Defect Reporting." Device defect reports no longer need to be submitted directly to the PMA application as these are already covered under the recall reporting requirements in 21 CFR 806. Likewise, adverse reaction reporting is covered under the MDR reporting requirements specified in 21 CFR 803. You may incorporate the above changes into the conditions of approval for P030011 as this is the current reporting expectation for all approved PMAs.

Future correspondence concerning this application should reference the PMA number above and must be submitted to:

U.S. Food and Drug Administration
Center for Devices and Radiological Health
PMA Document Control Center - WO66-G609
10903 New Hampshire Avenue
Silver Spring, MD 20993-0002

Page 2 - Michael Garippa P030011

If you have any questions, please contact Eric Richardson at 240-402-3758 or Eric.Richardson@fda.hhs.gov.

Sincerely,

Fernando Aguel -S

for Bram D. Zuckerman, M.D.
Director
Division of Cardiovascular Devices
Office of Device Evaluation
Center for Devices and Radiological Health

DEPARTMENT OF HEALTH & HUMAN SERVICES

Public Health Service

Food and Drug Administration
9200 Corporate Boulevard
Rockville MD 20850

OCT 15 2004

Ms. Sharon Rockwell
Consulting Vice-President, Regulatory and Clinical Affairs
Syncardia Systems, Inc.
1992 East Silverlake Road
Tucson, AZ 85713

Re: P030011
Syncardia temporary CardioWest Total Artificial Heart (TAH-t)
Filed: April 11, 2003
Amended: June 12, 16, 17, 19, and 20, October 14, November 20, 2003,
February 10, March 2, August 13, and September 22, 2004
Procode: LOZ

Dear Ms. Rockwell:

The Center for Devices and Radiological Health (CDRH) of the Food and Drug Administration (FDA) has completed its review of your premarket approval application (PMA) for the Syncardia temporary CardioWest Total Artificial Heart (TAH-t). This device is indicated for use as a bridge to transplant in cardiac transplant-eligible candidates at risk of imminent death from biventricular failure. Also, the temporary CardioWest Total Artificial Heart (TAH-t) is intended for use inside the hospital. We are pleased to inform you that the PMA is approved. You may begin commercial distribution of the device in accordance with the conditions described below and in the "Conditions of Approval" (enclosed).

The sale, distribution, and use of this device are restricted to prescription use in accordance with 21 CFR 801.109 within the meaning of section 520(e) of the Federal Food, Drug, and Cosmetic Act (the act) under the authority of section 515(d)(1)(B)(ii) of the act. FDA has also determined that, to ensure the safe and effective use of the device, the device is further restricted within the meaning of section 520(e) under the authority of section 515(d)(1)(B)(ii), (1) insofar as the labeling specify the requirements that apply to the training of practitioners who may use the device as approved in this order and (2) insofar as the sale, distribution, and use must not violate sections 502(q) and (r) of the act.

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In addition to the postapproval requirements outlined in the enclosure, you have agreed to provide the following data in a postapproval study, as discussed at the March 17, 2004 Circulatory Systems Devices Panel. A postapproval study is necessary to provide assurance that the success of the device at one center can be reproduced at different centers. Please submit a postapproval study protocol in a PMA supplement detailing the number of patients (at least 50) that will be followed, the duration of follow-up (at least 1 year), and the endpoints (including, but not necessarily limited to survival to transplant, adverse events, device malfunction, etc.) to be collected.

Expiration dating for this device has been established and approved at three (3) years.

CDRH does not evaluate information related to contract liability warranties, however you should be aware that any such warranty statements must be truthful, accurate, and not misleading, and must be consistent with applicable Federal and State laws.

CDRH will notify the public of its decision to approve your PMA by making available a summary of the safety and effectiveness data upon which the approval is based. The information can be found on the FDA CDRH Internet HomePage located at http://www.fda.gov/cdrh/pmapage.html. Written requests for this information can also be made to the Dockets Management Branch, (HFA-305), Food and Drug Administration, 5630 Fishers Lane, Rm. 1061, Rockville, MD 20852. The written request should include the PMA number or docket number. Within 30 days from the date that this information is placed on the Internet, any interested person may seek review of this decision by requesting an opportunity for administrative review, either through a hearing or review by an independent advisory committee, under section 515(g) of the Federal Food, Drug, and Cosmetic Act (the act).

Failure to comply with the conditions of approval invalidates this approval order. Commercial distribution of a device that is not in compliance with these conditions is a violation of the act.

You are reminded that, as soon as possible and before commercial distribution of your device, you must submit an amendment to this PMA submission with copies of all approved labeling in final printed form. The labeling will not routinely be reviewed by FDA staff when PMA applicants include with their submission of the final printed labeling a cover letter stating that the final printed labeling is identical to the labeling approved in draft form. If the final printed labeling is not identical, any changes from the final draft labeling should be highlighted and explained in the amendment.

Page 3 - Ms. Sharon Rockwell

All required documents should be submitted in triplicate, unless otherwise specified, to the address below and should reference the above PMA number to facilitate processing.

PMA Document Mail Center (HFZ-401)
Center for Devices and Radiological Health
Food and Drug Administration
9200 Corporate Boulevard
Rockville, Maryland 20850

If you have any questions concerning this approval order, please contact Mr. Eric Chen at (301) 443-8262.

Sincerely yours,

Donna R. Vochner

for Bram D. Zuckerman, M.D.
Director
Division of Cardiovascular Devices
Office of Device Evaluation
Center for Devices and
Radiological Health

Enclosure

Last Modified: 1-31-02

CONDITIONS OF APPROVAL

PREMARKET APPROVAL APPLICATION (PMA) SUPPLEMENT. Before making any change affecting the safety or effectiveness of the device, submit a PMA supplement for review and approval by FDA unless the change is of a type for which a "Special PMA Supplement-Changes Being Effected" is permitted under 21 CFR 814.39(d) or an alternate submission is permitted in accordance with 21 CFR 814.39(e) or (f). A PMA supplement or alternate submission shall comply with applicable requirements under 21 CFR 814.39 of the final rule for Premarket Approval of Medical Devices.

All situations that require a PMA supplement cannot be briefly summarized; therefore, please consult the PMA regulation for further guidance. The guidance provided below is only for several key instances.

A PMA supplement must be submitted when unanticipated adverse effects, increases in the incidence of anticipated adverse effects, or device failures necessitate a labeling, manufacturing, or device modification.

A PMA supplement must be submitted if the device is to be modified and the modified device should be subjected to animal or laboratory or clinical testing designed to determine if the modified device remains safe and effective.

A "Special PMA Supplement - Changes Being Effected" is limited to the labeling, quality control and manufacturing process changes specified under 21 CFR 814.39(d)(2). It allows for the addition of, but not the replacement of previously approved, quality control specifications and test methods. These changes may be implemented before FDA approval upon acknowledgment by FDA that the submission is being processed as a "Special PMA Supplement - Changes Being Effected." This procedure is not applicable to changes in device design, composition, specifications, circuitry, software or energy source.

Alternate submissions permitted under 21 CFR 814.39(e) apply to changes that otherwise require approval of a PMA supplement before implementation of the change and include the use of a 30-day PMA supplement or annual postapproval report (see below). FDA must have previously indicated in an advisory opinion to the affected industry or in correspondence with the applicant that the alternate submission is permitted for the change. Before such can occur, FDA and the PMA applicant(s) involved must agree upon any needed testing protocol, test results, reporting format, information to be reported, and the alternate submission to be used.

Alternate submissions permitted under 21 CFR 814.39(f) for manufacturing process changes include the use of a 30-day Notice. The manufacturer may distribute the device 30 days after the date on which the FDA receives the 30-day Notice, unless the FDA notifies the applicant within 30 days from receipt of the notice that the notice is not adequate.

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POSTAPPROVAL REPORTS. Continued approval of this PMA is contingent upon the submission of postapproval reports required under 21 CFR 814.84 at intervals of 1 year from the date of approval of the original PMA. Postapproval reports for supplements approved under the original PMA, if applicable, are to be included in the next and subsequent annual reports for the original PMA unless specified otherwise in the approval order for the PMA supplement. Two copies identified as "Annual Report" and bearing the applicable PMA reference number are to be submitted to the PMA Document Mail Center (HFZ-401), Center for Devices and Radiological Health, Food and Drug Administration, 9200 Corporate Blvd., Rockville, Maryland 20850. The postapproval report shall indicate the beginning and ending date of the period covered by the report and shall include the following information required by 21 CFR 814.84:

1. Identification of changes described in 21 CFR 814.39(a) and changes required to be reported to FDA under 21 CFR 814.39(b).

2. Bibliography and summary of the following information not previously submitted as part of the PMA and that is known to or reasonably should be known to the applicant:

   a. unpublished reports of data from any clinical investigations or nonclinical laboratory studies involving the device or related devices ("related" devices include devices which are the same or substantially similar to the applicant's device); and

   b. reports in the scientific literature concerning the device.

If, after reviewing the bibliography and summary, FDA concludes that agency review of one or more of the above reports is required, the applicant shall submit two copies of each identified report when so notified by FDA.

ADVERSE REACTION AND DEVICE DEFECT REPORTING. As provided by 21 CFR 814.82(a)(9), FDA has determined that in order to provide continued reasonable assurance of the safety and effectiveness of the device, the applicant shall submit 3 copies of a written report identified, as applicable, as an "Adverse Reaction Report" or "Device Defect Report" to the PMA Document Mail Center (HFZ-401), Center for Devices and Radiological Health, Food and Drug Administration, 9200 Corporate Blvd., Rockville, Maryland 20850 within 10 days after the applicant receives or has knowledge of information concerning:

1. A mix-up of the device or its labeling with another article.

2. Any adverse reaction, side effect, injury, toxicity, or sensitivity reaction that is attributable to the device and:

   a. has not been addressed by the device's labeling; or

   b. has been addressed by the device's labeling but is occurring with unexpected severity or frequency.

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3. Any significant chemical, physical or other change or deterioration in the device, or any failure of the device to meet the specifications established in the approved PMA that could not cause or contribute to death or serious injury but are not correctable by adjustments or other maintenance procedures described in the approved labeling. The report shall include a discussion of the applicant's assessment of the change, deterioration or failure and any proposed or implemented corrective action by the applicant. When such events are correctable by adjustments or other maintenance procedures described in the approved labeling, all such events known to the applicant shall be included in the Annual Report described under "Postapproval Reports" above unless specified otherwise in the conditions of approval to this PMA. This postapproval report shall appropriately categorize these events and include the number of reported and otherwise known instances of each category during the reporting period. Additional information regarding the events discussed above shall be submitted by the applicant when determined by FDA to be necessary to provide continued reasonable assurance of the safety and effectiveness of the device for its intended use.

REPORTING UNDER THE MEDICAL DEVICE REPORTING (MDR) REGULATION. The Medical Device Reporting (MDR) Regulation became effective on December 13, 1984. This regulation was replaced by the reporting requirements of the Safe Medical Devices Act of 1990 which became effective July 31, 1996 and requires that all manufacturers and importers of medical devices, including in vitro diagnostic devices, report to the FDA whenever they receive or otherwise become aware of information, from any source, that reasonably suggests that a device marketed by the manufacturer or importer:

1. May have caused or contributed to a death or serious injury; or
2. Has malfunctioned and such device or similar device marketed by the manufacturer or importer would be likely to cause or contribute to a death or serious injury if the malfunction were to recur.

The same events subject to reporting under the MDR Regulation may also be subject to the above "Adverse Reaction and Device Defect Reporting" requirements in the "Conditions of Approval" for this PMA. FDA has determined that such duplicative reporting is unnecessary. Whenever an event involving a device is subject to reporting under both the MDR Regulation and the "Conditions of Approval" for a PMA, the manufacturer shall submit the appropriate reports required by the MDR Regulation within the time frames as identified in 21 CFR 803.10(c) using FDA Form 3500A, i.e., 30 days after becoming aware of a reportable death, serious injury, or malfunction as described in 21 CFR 803.50 and 21 CFR 803.52 and 5 days after becoming aware that a reportable MDR event requires remedial action to prevent an unreasonable risk of substantial harm to the public health. The manufacturer is responsible for submitting a baseline report on FDA Form 3417 for a device when the device model is first reported under 21 CFR 803.50. This baseline report is to include the PMA reference number. Any written report and its envelope is to be specifically identified, e.g., "Manufacturer Report," "5-Day Report," "Baseline Report," etc.

page 3

Any written report is to be submitted to:

Food and Drug Administration
Center for Devices and Radiological Health
Medical Device Reporting
PO Box 3002
Rockville, Maryland 20847-3002

Copies of the MDR Regulation (FOD # 336&1336)and FDA publications entitled "An Overview of the Medical Device Reporting Regulation" (FOD # 509) and "Medical Device Reporting for Manufacturers" (FOD #987) are available on the CDRH WWW Home Page. They are also available through CDRH's Fact-On-Demand (F-O-D) at 800-899-0381. Written requests for information can be made by sending a facsimile to CDRH's Division of Small Manufacturers International and Consumer Assistance (DSMICA) at 301-443-8818.

page 4

DEPARTMENT OF HEALTH & HUMAN SERVICES

Public Health Service

05-24-12P02:49 RCVD

Food and Drug Administration
10903 New Hampshire Avenue
Document Control Room –WO66-G609
Silver Spring, MD 20993-0002

Michael P. Garippa
CEO/President
SynCardia Systems, Inc.
1992 Silverlake Rd.
Tucson, AZ 85713

MAY 16 2012

Re: P030011/S011
SynCardia temporary Total Artificial Heart (TAH-t) System
Filed: June 10, 2011
Amended: January 11 and March 26, 2012
Procode: LOZ

Dear Mr. Garippa:

The Center for Devices and Radiological Health (CDRH) of the Food and Drug Administration (FDA) has completed its evaluation of your premarket approval application (PMA) supplement, which requested approval for the Companion 2 Driver System. Based upon the information submitted, the PMA supplement is approved. You may begin commercial distribution of the device as modified by your PMA supplement in accordance with the conditions described below.

The sale and distribution of this device are restricted to prescription use in accordance with 21 CFR 801.109 and under section 515(d)(1)(B)(ii) of the Federal Food, Drug, and Cosmetic Act (the act). FDA has determined that this restriction on sale and distribution is necessary to provide reasonable assurance of the safety and effectiveness of the device. Your device is therefore a restricted device subject to the requirements in sections 502(q) and (r) of the act, in addition to the many other FDA requirements governing the manufacture, distribution, and marketing of devices.

Continued approval of this PMA is contingent upon the submission of periodic reports, required under 21 CFR 814.84, at intervals of one year (unless otherwise specified) from the date of approval of the original PMA. Two copies of this report, identified as "Annual Report" (please use this title even if the specified interval is more frequent than one year) and bearing the applicable PMA reference number, should be submitted to the address below. The Annual Report should indicate the beginning and ending date of the period covered by the report and should include the information required by 21 CFR 814.84.

In addition to the above, and in order to provide continued reasonable assurance of the safety and effectiveness of the device, the Annual Report must include, separately for each model number (if applicable), the number of devices sold and distributed during the reporting period, including those distributed to distributors. The distribution data will serve as a denominator and provide

Page 2 – Mr. Michael P. Garippa

necessary context for FDA to ascertain the frequency and prevalence of adverse events, as FDA evaluates the continued safety and effectiveness of the device.

In addition to the Annual Report requirements, you must provide the following data in post-approval study reports (PAS). Two copies, identified as "PMA Post-Approval Study Report" and bearing the applicable PMA reference number, should be submitted to the address below.

Enhanced surveillance: As per agreement reached on April 25, 2012 (email), this enhanced surveillance study will capture device user experiences and FDA reportable adverse events that occur, and assess relatedness to human factors starting with the first use of the Companion 2 Driver System post-approval in the United States and continued for one year.

This study will obtain detailed information via a standardized questionnaire to collect and review complaints, feedback, performance issues, including all FDA reportable adverse events, from customers by SynCardia personnel to:

a. Identify human factors, if any, that negatively impact the performance of the Companion 2 Driver System in the clinical setting,
b. Describe the impact of identified human factors on patient care,
c. Determine whether any identified human factors are systemic or site-specific, and
d. Develop and implement corrective action plans including, but not limited to,
    i. re-training personnel at individual sites,
    ii. revising manuals/training materials,
    iii. re-training personnel at all sites, and/or
    iv. modifying the Companion 2 Driver System or components.

Be advised that the failure to conduct any such study in compliance with the good clinical laboratory practices in 21 CFR part 58 (if a non-clinical study subject to part 58) or the institutional review board regulations in 21 CFR part 56 and the informed consent regulations in 21 CFR part 50 (if a clinical study involving human subjects) may be grounds for FDA withdrawal of approval of the PMA.

It is anticipated that approximately 100 uses of the Companion 2 Driver System will occur in the United States during the study period. All reported experiences from certified TAH-t centers involving the Companion 2 Driver System will be analyzed under this study. Data collection will begin with the first use of the Companion 2 Driver System in the United States and continue for one year.

Please be advised that the results from these studies should be included in the labeling as these data become available. Any updated labeling must be submitted to FDA in the form of a PMA Supplement.

FDA would like to remind you that you are required to submit PAS Progress Reports every six months during the first two years and annually thereafter. The reports should clearly be identified as Post-Approval Study Report. Two copies, identified as "PMA Post-Approval Study

Page 3 – Mr. Michael P. Garippa

Report" and bearing the applicable PMA reference number, should be submitted to the address below. For more information on post-approval studies, see the FDA guidance document entitled, "Procedures for Handling Post-Approval Studies Imposed by PMA Order" http://www.fda.gov/MedicalDevices/DeviceRegulationandGuidance/GuidanceDocuments/ucm070974.htm

Within 30 days of your receipt of this letter, you must submit a PMA supplement that includes a complete protocol of your post-approval study. Your PMA supplement should be clearly labeled as a "Post-Approval Study Protocol" and submitted in triplicate to the address below. Please reference the PMA number above to facilitate processing. If there are multiple protocols being finalized after PMA approval, please submit each protocol as a separate PMA supplement. For more information on post-approval studies, see the FDA guidance document entitled, "Procedures for Handling Post-Approval Studies Imposed by PMA Order" (www.fda.gov/MedicalDevices/DeviceRegulationandGuidance/GuidanceDocuments/ucm070974.htm#2).

Before making any change affecting the safety or effectiveness of the device, you must submit a PMA supplement or an alternate submission (30-day notice) in accordance with 21 CFR 814.39. All PMA supplements and alternate submissions (30-day notice) must comply with the applicable requirements in 21 CFR 814.39. For more information, please refer to the FDA guidance document entitled, "Modifications to Devices Subject to Premarket Approval (PMA) - The PMA Supplement Decision-Making Process" (www.fda.gov/MedicalDevices/DeviceRegulationandGuidance/GuidanceDocuments/ucm089274.htm).

You are reminded that many FDA requirements govern the manufacture, distribution, and marketing of devices. For example, in accordance with the Medical Device Reporting (MDR) regulation, 21 CFR 803.50 and 21 CFR 803.52, you are required to report adverse events for this device. Manufacturers of medical devices, including in vitro diagnostic devices, are required to report to FDA no later than 30 calendar days after the day they receive or otherwise becomes aware of information, from any source, that reasonably suggests that one of their marketed devices:

1. May have caused or contributed to a death or serious injury; or

2. Has malfunctioned and such device or similar device marketed by the manufacturer would be likely to cause or contribute to a death or serious injury if the malfunction were to recur.

Additional information on MDR, including how, when, and where to report, is available at www.fda.gov/MedicalDevices/Safety/ReportaProblem/default.htm.

In accordance with the recall requirements specified in 21 CFR 806.10, you are required to submit a written report to FDA of any correction or removal of this device initiated by you to: (1) reduce a risk to health posed by the device; or (2) remedy a violation of the act caused by the

Page 4 – Mr. Michael P. Garippa

device which may present a risk to health, with certain exceptions specified in 21 CFR 806.10(a)(2). Additional information on recalls is available at www.fda.gov/Safety/Recalls/IndustryGuidance/default.htm.

CDRH does not evaluate information related to contract liability warranties. We remind you; however, that device labeling must be truthful and not misleading.

Failure to comply with any post-approval requirement constitutes a ground for withdrawal of approval of a PMA. The introduction or delivery for introduction into interstate commerce of a device that is not in compliance with its conditions of approval is a violation of law.

You are reminded that, as soon as possible and before commercial distribution of your device, you must submit an amendment to this PMA submission with copies of all approved labeling in final printed form. Final printed labeling that is identical to the labeling approved in draft form will not routinely be reviewed by FDA staff when accompanied by a cover letter stating that the final printed labeling is identical to the labeling approved in draft form. If the final printed labeling is not identical, any changes from the final draft labeling should be highlighted and explained in the amendment.

All required documents should be submitted in triplicate, unless otherwise specified, to the address below and should reference the above PMA number to facilitate processing. One of those three copies may be an electronic copy (eCopy), in an electronic format that FDA can process, review and archive (general information: http://www.fda.gov/MedicalDevices/DeviceRegulationandGuidance/HowtoMarketYourDevice/PremarketSubmissions/ucm134508.htm; clinical and statistical data: http://www.fda.gov/MedicalDevices/DeviceRegulationandGuidance/HowtoMarketYourDevice/PremarketSubmissions/ucm136377.htm).

U.S. Food and Drug Administration
Center for Devices and Radiological Health
PMA Document Mail Center – WO66-G609
10903 New Hampshire Avenue
Silver Spring, MD 20993-0002

If you have questions concerning this approval order, please contact Anchal Kaushiva at (301) 796-6330.

Sincerely yours,

for Bram D. Zuckerman, M.D.
Director
Division of Cardiovascular Devices
Office of Device Evaluation
Center for Devices and Radiological Health

DEPARTMENT OF HEALTH & HUMAN SERVICES

Public Health Service

Food and Drug Administration
10903 New Hampshire Avenue
Document Control Center – WO66-G609
Silver Spring, MD 20993-0002

June 26, 2014

Mr. Michael Garippa
Chairman/CEO/President
SynCardia Systems, Inc.
1992 East Silverlake Rd.
Tucson, AZ 85713

Re: P030011/S020
SynCardia Freedom® Driver System
Filed: February 15, 2013
Amended: July 22 and November 21, 2013
Procode: LOZ

Dear Mr. Garippa:

The Center for Devices and Radiological Health (CDRH) of the Food and Drug Administration (FDA) has completed its evaluation of your premarket approval application (PMA) supplement, which requested approval for the Freedom® Driver System. The device, as modified, will be marketed under the trade name SynCardia temporary Total Artificial Heart with the Freedom® Driver System and is indicated for use as a bridge to transplantation in cardiac transplant candidates who have been implanted with the TAH-t and are clinically stable. Based upon the information submitted, the PMA supplement is approved. You may begin commercial distribution of the device as modified by your PMA supplement in accordance with the conditions described below.

The sale and distribution of this device are restricted to prescription use in accordance with 21 CFR 801.109 and under section 515(d)(1)(B)(ii) of the Federal Food, Drug, and Cosmetic Act (the act). The device is further restricted under section 515(d)(1)(B)(ii) of the act insofar as the labeling must specify the specific training or experience practitioners need in order to use the device. FDA has determined that these restrictions on sale and distribution are necessary to provide reasonable assurance of the safety and effectiveness of the device. Your device is therefore a restricted device subject to the requirements in sections 502(q) and (r) of the act, in addition to the many other FDA requirements governing the manufacture, distribution, and marketing of devices.

Continued approval of this PMA is contingent upon the submission of periodic reports, required under 21 CFR 814.84, at intervals of one year (unless otherwise specified) from the date of approval of the original PMA. Two copies of this report, identified as "Annual Report", and bearing the applicable PMA reference number, should be submitted to the address below. The Annual Report should indicate the beginning and ending date of the period covered by the report and should include the information required by 21 CFR 814.84.

In addition to the above, and in order to provide continued reasonable assurance of the safety and

Page 2 – Mr. Michael Garippa

effectiveness of the device, the Annual Report must include, separately for each model number (if applicable), the number of devices sold and distributed during the reporting period, including those distributed to distributors. The distribution data will serve as a denominator and provide necessary context for FDA to ascertain the frequency and prevalence of adverse events, as FDA evaluates the continued safety and effectiveness of the device.

Before making any change affecting the safety or effectiveness of the device, you must submit a PMA supplement or an alternate submission (30-day notice) in accordance with 21 CFR 814.39. All PMA supplements and alternate submissions (30-day notice) must comply with the applicable requirements in 21 CFR 814.39. For more information, please refer to the FDA guidance document entitled, "Modifications to Devices Subject to Premarket Approval (PMA) - The PMA Supplement Decision-Making Process" (www.fda.gov/MedicalDevices/DeviceRegulationandGuidance/GuidanceDocuments/ucm089274.htm).

You are reminded that many FDA requirements govern the manufacture, distribution, and marketing of devices. For example, in accordance with the Medical Device Reporting (MDR) regulation, 21 CFR 803.50 and 21 CFR 803.52, you are required to report adverse events for this device. Manufacturers of medical devices, including in vitro diagnostic devices, are required to report to FDA no later than 30 calendar days after the day they receive or otherwise becomes aware of information, from any source, that reasonably suggests that one of their marketed devices:

1. May have caused or contributed to a death or serious injury; or

2. Has malfunctioned and such device or similar device marketed by the manufacturer would be likely to cause or contribute to a death or serious injury if the malfunction were to recur.

Additional information on MDR, including how, when, and where to report, is available at www.fda.gov/MedicalDevices/Safety/ReportaProblem/default.htm.

In accordance with the recall requirements specified in 21 CFR 806.10, you are required to submit a written report to FDA of any correction or removal of this device initiated by you to: (1) reduce a risk to health posed by the device; or (2) remedy a violation of the act caused by the device which may present a risk to health, with certain exceptions specified in 21 CFR 806.10(a)(2). Additional information on recalls is available at www.fda.gov/Safety/Recalls/IndustryGuidance/default.htm.

CDRH does not evaluate information related to contract liability warranties. We remind you; however, that device labeling must be truthful and not misleading.

Failure to comply with any post-approval requirement constitutes a ground for withdrawal of approval of a PMA. The introduction or delivery for introduction into interstate commerce of a device that is not in compliance with its conditions of approval is a violation of law.

Page 3 – Mr. Michael Garippa

You are reminded that, as soon as possible and before commercial distribution of your device, you must submit an amendment to this PMA submission with copies of all approved labeling in final printed form. Final printed labeling that is identical to the labeling approved in draft form will not routinely be reviewed by FDA staff when accompanied by a cover letter stating that the final printed labeling is identical to the labeling approved in draft form. If the final printed labeling is not identical, any changes from the final draft labeling should be highlighted and explained in the amendment.

All required documents should be submitted in 6 copies, unless otherwise specified, to the address below and should reference the above PMA number to facilitate processing.

U.S. Food and Drug Administration
Center for Devices and Radiological Health
PMA Document Control Center – WO66-G609
10903 New Hampshire Avenue
Silver Spring, MD 20993-0002

If you have any questions concerning this approval order, please contact Michael John at (301) 796-6329.

Sincerely yours,

M G Hillebrenner

for Bram D. Zuckerman, M.D.
Director
Division of Cardiovascular Devices
Office of Device Evaluation
Center for Devices and Radiological Health

bsi.

By Royal Charter

Certificate of Registration

QUALITY MANAGEMENT SYSTEM - ISO 13485:2003

This is to certify that:

SynCardia Systems, LLC
1992 East Silverlake Road
Tucson
Arizona
85713
USA

DUNS Number: 06-044-0448

Holds Certificate No: **MDSAP 657377**

Statement of Conformity: The company listed on this certificate has been audited to and found to conform with the following criteria: ISO 13485:2003 and Canada - Medical Devices Regulations - Part 1 - SOR 98/282; USA - 21 CFR 820, 21 CFR 803, 21 CFR 806, 21 CFR 807 - Subparts A to D, 21 CFR 821

Design, manufacture and distribution of temporary Total Artificial Heart. Design, manufacture, distribution and service of external drivers. Manufacture of Segmented Polyurethane Solution (SPUS).

For and on behalf of BSI:

Pitanga

Carlos Pitanga, SVP, System Certification and Compliance

Original Registration Date: 2016-12-07   Effective Date: 2016-12-07   Expiry Date: 2019-02-28

Page: 1 of 2

MDSAP
MEDICAL DEVICE SINGLE AUDIT PROGRAM
BSI Group America Inc. is an MDSAP authorized auditing organization

...making excellence a habit.™

This certificate remains the property of BSI and shall be returned immediately upon request.
An electronic certificate can be authenticated **online**. Printed copies can be validated at www.bsigroup.com/ClientDirectory
To be read in conjunction with the scope above or the attached appendix.

Americas Headquarters: BSI Group America Inc., 12950 Worldgate Drive, Suite 800, Herndon, VA 20170-6007 USA
A Member of the BSI Group of Companies.

Certificate No: **MDSAP 657377**

Location	Registered Activities
SynCardia Systems, LLC 1992 East Silverlake Road Tucson Arizona 85713 USA DUNS Number: 06-044-0448	Design, manufacture and distribution of temporary Total Artificial Heart. Design, manufacture, distribution and service of external drivers. Manufacture of Segmented Polyurethane Solution (SPUS).
SynCardia Systems LLC 1986 East Silverlake Road Tucson Arizona 85713 USA DUNS Number: 06-044-0448	Design, manufacture and distribution of temporary Total Artificial Heart. Design, manufacture, distribution and service of external drivers. Manufacture of Segmented Polyurethane Solution (SPUS).
SynCardia Systems LLC 1974 Silverlake Road Tucson Arizona 85713 USA DUNS Number: 06-044-0448	Design, manufacture and distribution of temporary Total Artificial Heart. Design, manufacture, distribution and service of external drivers. Manufacture of Segmented Polyurethane Solution (SPUS).
SynCardia Systems LLC 1978 Silverlake Road Tucson Arizona 85713 USA DUNS Number: 06-044-0448	Design, manufacture and distribution of temporary Total Artificial Heart. Design, manufacture, distribution and service of external drivers. Manufacture of Segmented Polyurethane Solution (SPUS).

Original Registration Date: 2016-12-07 Effective Date: 2016-12-07 Expiry Date: 2019-02-28

Page: 2 of 2

This certificate remains the property of BSI and shall be returned immediately upon request.
An electronic certificate can be authenticated **online**. Printed copies can be validated at www.bsigroup.com/ClientDirectory
To be read in conjunction with the scope above or the attached appendix.

Americas Headquarters: BSI Group America Inc., 12950 Worldgate Drive, Suite 800, Herndon, VA 20170-6007 USA
A Member of the BSI Group of Companies.

bsi.

By Royal Charter

EC Certificate - Full Quality Assurance

Directive 90/385/EEC on Active Implantable Medical Devices, Annex 2, excluding Section 4

No. **CE 665477**

Issued To: **SynCardia Systems, LLC**
1992 East Silverlake Road
Tucson
Arizona
85713
USA

In respect of:

The design and manufacture of temporary Total Artificial Heart and External Drivers on the basis of our examination of the quality assurance system under the requirements of Council Directive 90/385/EEC, Annex 2, excluding Section 4. The quality assurance system meets the requirements of the directive. For the placing on the market of devices covered by this certificate an EC design-examination certificate according to 90/385/EEC, Annex 2, section 4 is required.

For and on behalf of BSI, a Notified Body for the above Directive (Notified Body Number 0086):

Stewart Brain, Head of Compliance & Risk - Medical Devices

First Issued: **2017-01-10** Date: **2017-05-26** Expiry Date: **2020-05-15**

...making excellence a habit.™

Page 1 of 1

[illegible]

[illegible]

bsi.

By Royal Charter

EC Certificate - Full Quality Assurance

Directive 90/385/EEC on Active Implantable Medical Devices, Annex 2, excluding Section 4

List of Significant Subcontractors

Recognised as being involved in services relating to the product covered by:

Certificate No:	**CE 665477**
Date:	**2017-05-26**
Issued To:	**SynCardia Systems, LLC** **1992 East Silverlake Road** **Tucson** **Arizona** **85713** **USA**

Subcontractor:	**Service(s) supplied**
Advanced Motion Controls 3805 Calle Tecate Camarillo California 93012 USA	**Crucial Supplier**
Air Squared Manufacturing 3001 Industrial Lane, Unit 3 Broomfield Colorado 80020 USA	**Crucial Supplier**
Bard San Geronimo Industrial Park Lot #1 Road #3, Km 79.7 Humacao 00791 Puerto Rico	**Sterile Manufacture**

...making excellence a habit.™

Page 1 of 6

A member of BSI Group of Companies.

bsi.

By Royal Charter

EC Certificate - Full Quality Assurance

Directive 90/385/EEC on Active Implantable Medical Devices, Annex 2, excluding Section 4

List of Significant Subcontractors

Recognised as being involved in services relating to the product covered by:

Certificate No:	**CE 665477**
Date:	**2017-05-26**
Issued To:	**SynCardia Systems, LLC** **1992 East Silverlake Road** **Tucson** **Arizona** **85713** **USA**

Subcontractor:	Service(s) supplied
Electrochem Solutions 13955 SW Milikan Way Beaverton Oregon 97005 USA	**Crucial Supplier**
Emergo Europe Prinsessegracht 20 2514 AP The Hague The Netherlands	**EU Representative**
Jerome Industries 730 Division Street Elizabeth New Jersey 07201 USA	**Crucial Supplier**

...making excellence a habit.™

Page 2 of 6

bsi.

By Royal Charter

EC Certificate - Full Quality Assurance

Directive 90/385/EEC on Active Implantable Medical Devices, Annex 2, excluding Section 4

List of Significant Subcontractors

Recognised as being involved in services relating to the product covered by:

Certificate No:	**CE 665477**
Date:	**2017-05-26**
Issued To:	**SynCardia Systems, LLC** **1992 East Silverlake Road** **Tucson** **Arizona** **85713** **USA**

Subcontractor:	Service(s) supplied
Lynium 2015 N Forbes Blvd Tucson Arizona 85745 USA	**Crucial Supplier**
Maquet Cardiovascular 3576 Solutions Center Chicago Illinois 60677-3005 USA	**Sterile Manufacture**
Murrietta Circuits 5000 E. Landon Drive Anaheim California 92807 USA	**Crucial Supplier**

...making excellence a habit.™

Page 3 of 6

bsi.

By Royal Charter

EC Certificate - Full Quality Assurance

Directive 90/385/EEC on Active Implantable Medical Devices, Annex 2, excluding Section 4

List of Significant Subcontractors

Recognised as being involved in services relating to the product covered by:

Certificate No:	**CE 665477**
Date:	**2017-05-26**
Issued To:	**SynCardia Systems, LLC** **1992 East Silverlake Road** **Tucson** **Arizona** **85713** **USA**

Subcontractor:	Service(s) supplied
Nelson Laboratories, Inc. 6280 S. Redwood Rd. Salt Lake City Utah 84123 USA	**Crucial Supplier**
New Age Technologies 527 Pleasant Street Attleboro Massachusetts 02703 USA	**Crucial Supplier**
Proven Process Medical Devices Inc. 110 Forbes Boulevard Mansfield Massachusetts 02048 USA	**Manufacture**

...making excellence a habit.™

Page 4 of 6

[illegible]
BSI Assurance UK Limited, registered in England [illegible]
A member of BSI Group of Companies.

EC Certificate - Full Quality Assurance

Directive 90/385/EEC on Active Implantable Medical Devices, Annex 2, excluding Section 4

By Royal Charter

List of Significant Subcontractors

Recognised as being involved in services relating to the product covered by:

Certificate No:	**CE 665477**
Date:	**2017-05-26**
Issued To:	**SynCardia Systems, LLC** **1992 East Silverlake Road** **Tucson** **Arizona** **85713** **USA**

Subcontractor:	**Service(s) supplied**
Sterigenics US, LLC 5725 W. Harold Gatty Drive Salt Lake City Utah 84116 USA	**Sterilization**
Sterling 17 Legion Place Rochelle Park New Jersey 07662 USA	**Software**
SynCardia Systems, LLC 1974 East Silverlake Road, Suite 100, Tuscon Arizona 85713 USA	**Manufacture**

...making excellence a habit.™

Page 5 of 6

Information and Contact: BSI, Kitemark Court, Davy Avenue, Knowlhill, Milton Keynes MK5 8PP. Tel: + 44 345 080 9000
BSI Assurance UK Limited, registered in England under number 7805321 at 389 Chiswick High Road, London W4 4AL, UK.
A member of BSI Group of Companies.

bsi.

By Royal Charter

EC Certificate - Full Quality Assurance

Directive 90/385/EEC on Active Implantable Medical Devices, Annex 2, excluding Section 4

List of Significant Subcontractors

Recognised as being involved in services relating to the product covered by:

Certificate No:	**CE 665477**
Date:	**2017-05-26**
Issued To:	**SynCardia Systems, LLC 1992 East Silverlake Road Tucson Arizona 85713 USA**

Subcontractor:	**Service(s) supplied**
SynCardia Systems, LLC 1978 East Silverlake Road Tucson Arizona 85713 USA	**Manufacture**
Tecomet 301 Ballardvale Street Wilmington Massachusetts 01887 USA	**Crucial Supplier**

...making excellence a habit.™

Page 6 of 6

bsi.

By Royal Charter

EC Certificate - Full Quality Assurance
Certificate History

Certificate No: **CE 665477**

Date: **2017-05-26**

Issued To: **SynCardia Systems, LLC**
1992 East Silverlake Road
Tucson
Arizona
85713
USA

Date	Reference Number	Action
10 January 2017	8650225	First issue: Transfer from CE 89729. New legal entity name from SynCardia Systems, Inc. to SynCardia Systems, LLC.
10 January 2017	8650226	Certificate updates to reflect the addition of significant subcontractors with Bard, Sterling and Maquet Cardiovascular. Crucial suppliers were also updated with MJS Designs, Air Squared Manufacturing, Jerome Industries, New Age Technologies, Advanced Motion Controls, Lynium and Tecomet.
26 May 2017	8743798	Amendment - Addition of Murrietta Circuits as sole supplier of Freedom Main PCBA and removal of MJS Designs as SynCardia supplier. Change of Authorized Representative address.

...making excellence a habit.™

Page 1 of 1

Validity of this certificate is conditional on the quality system being maintained to the requirements of the Directive as demonstrated through the required surveillance activities of the Notified Body. [illegible]
This certificate was issued electronically and is bound by the conditions of the contract.

Information and Contact: BSI, [illegible]
BSI Assurance UK Limited, registered in England [illegible]
A member of BSI Group of Companies.

bsi.

By Royal Charter

EC Design-Examination Certificate

Directive 90/385/EEC on Active Implantable Medical Devices, Annex 2 Section 4

No.	**CE 665479**
Issued To:	**SynCardia Systems, LLC** **1992 East Silverlake Road** **Tucson** **Arizona** **85713** **USA**

In respect of:

SynCardia temporary Total Artificial Heart (TAH-t) and external drivers

BSI has performed a design examination on the above devices in accordance with the Council Directive 90/385/EEC, Annex 2 Section 4. The design conforms to the requirements of this directive. For marketing of these products an additional Annex 2 excluding Section 4 certificate is required.

For and on behalf of BSI, a Notified Body for the above Directive (Notified Body Number 0086):

Stewart Brain, Head of Compliance & Risk - Medical Devices

First Issued: **2017-01-10** Date: **2017-05-26** Expiry Date: **2020-05-15**

...making excellence a habit.™

Page 1 of 4

[illegible]

bsi.

By Royal Charter

EC Design-Examination Certificate

Supplementary Information to CE 665479

Issued To:

SynCardia Systems, LLC
1992 East Silverlake Road
Tucson
Arizona
85713
USA

Product: SynCardia temporary Total Artificial Heart (TAH-t) and external drivers

Product Description	Product code
70cc temporary Total Artificial Heart (TAH-t)	500101
Surgical Spares Kit (SSK) for 70cc TAH-t	500177
Companion 2 Driver System	397002-001
Companion Hospital Cart	C-400002 397003-001
Companion Driver Caddy	C-400003 397001-001
Freedom Driver	595000-001
Freedom Driver System Discharge Kit - EU	595631-001
Freedom Driver System Bags	495100-001
Freedom Battery Charger	395103
Freedom Standby Kit	595510-001
SynCardia Hand Pump	397004-001
Companion Drive lines	C-400008-001 193002-001
Freedom Onboard Battery	295025-001

First Issued: **2017-01-10** Date: **2017-05-26** Expiry Date: **2020-05-15**

...making excellence a habit.™

Page 2 of 4

[illegible]

bsi.

By Royal Charter

EC Design-Examination Certificate

Supplementary Information to CE 665479

Issued To:

SynCardia Systems, LLC
1992 East Silverlake Road
Tucson
Arizona
85713
USA

Product: SynCardia temporary Total Artificial Heart (TAH-t) and external drivers

Product Description	Product code
Companion External Battery	C-400009 293001-001
50cc temporary Total Artificial Heart (TAH-t)	570500-001
Surgical Spares Kit for the 50cc TAH-t	550177-001
Companion 2 Air Hose Assembly (EU Configuration)	297037-002
Companion 2 Air Hose Assembly (FR Configuration)	297037-004

First Issued: **2017-01-10** Date: **2017-05-26** Expiry Date: **2020-05-15**

...making excellence a habit.™

Page 3 of 4

Validity of this certificate is conditional on the quality system being maintained to the requirements of the Directive as demonstrated through the required surveillance activities of the Notified Body.
This certificate was issued electronically and is bound by the conditions of the contract.

Information and Contact: BSI, Kitemark Court, Davy Avenue, Knowlhill, Milton Keynes MK5 8PP. Tel: + 44 345 080 9000
BSI Assurance UK Limited, registered in England under number 7805321 at 389 Chiswick High Road, London W4 4AL, UK.
A Member of BSI Group of Companies.

bsi.

By Royal Charter

EC Design-Examination Certificate

Supplementary Information to CE 665479

Issued To:

SynCardia Systems, LLC
1992 East Silverlake Road
Tucson
Arizona
85713
USA

Certificate History

Date	Reference Number	Action
10 January 2017	10165082	First issue. Transfer from CE 93783. New legal manufacture name from SynCardia Systems, Inc. To SynCardia Systems, LLC.
	10162969	Change to the Freedom Driver Main PCBA from dry pressure sensors to liquid compatible pressure sensors. Addition of MJS Designs as Freedom Driver Main PCBA supplier.
26 May 2017	10171629	Amendment - Addition of Murrietta Circuits as sole supplier of Freedom Main PCBA and removal of MJS Designs as SynCardia supplier. Change of Authorized Representative address.
	10169268	Amendment - Approval of 297037-004 French configuration air hose - Conductive hose terminated with Swagelok quick connect valve and terminated at the source end, with an AFNOR compliant medical air connector. Update certificate with previously approved EU configuration air hose, 97037-002.

First Issued: **2017-01-10** Date: **2017-05-26** Expiry Date: **2020-05-15**

...making excellence a habit.™

Page 4 of 4

Validity of this certificate is conditional on the quality system being maintained to the requirements of the Directive as demonstrated through the required surveillance activities of the Notified Body.
This certificate was issued electronically and is bound by the conditions of the contract.

Information and Contact: BSI, Kitemark Court, Davy Avenue, Knowlhill, Milton Keynes MK5 8PP. Tel: + 44 345 080 9000
BSI Assurance UK Limited, registered in England under number 7805321 at 389 Chiswick High Road, London W4 4AL, UK.
A member of BSI Group of Companies.

SynCardia Systems, LLC 1992 E. Silverlake Road Tucson, AZ 85713 USA	SynCardia SYSTEMS, LLC

DECLARATION OF CONFORMITY

Manufacturer

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

EU Authorized Representative

Emergo Europe
Prinsessegracht 20
2514 AP The Hague
The Netherlands

Products

Description	Part #
SynCardia 70cc temporary Total Artificial Heart (TAH-t) With SynCardia Hall Valve	500101
SynCardia 70cc Surgical Spares Kit	500177
SynCardia 50cc temporary Total Artificial Heart (TAH-t)	570500-001
SynCardia 50cc Surgical Spares Kit	550177-001

Applicable Directive

Active Implantable Medical Devices Directive (90/385/EEC)
Amended By:

- M1 Council Directive 93/42/EEC of 14 June 1993
- M2 Council Directive 93/68/EEC of 22 July 1993
- M3 Regulation (EC) No 1882/2003 of the European Parliament and of the Council of 29 September 2003
- M4 Directive 2007/47/EC of the European Parliament and of the Council of 5 September 2007

Corrected By:

- C1 Corrigendum, OJ L 7, 1.11.1994, P. 20 (90/385/EEC)

Standards Applied

Please see Attachment 1 (below)

Device Classification

Active Implantable Medical Device
Accessory to Active Implantable Medical Device

Page 1 of 4

RA-328 Rev 011

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

SynCardia SYSTEMS, LLC

Route to Conformity

Council Directive 90/385/EEC (AIMDD) Annex 2 Section 4 Examination of the Design of the Product

Quality Management System Certificate

Certificate Number: MDSAP 657377 QMS - ISO 13485:2003
Registrar: BSI Management Systems
Expiration Date: 28 February 2019

Full Quality Assurance Certificate

Certificate Number: CE 665477 Full Quality Assurance
Issued By: BSI Product Services (Notified Body # 0086)
Expiration Date: 15 May 2020

Design Examination Certificate

Certificate Number: CE 665479 Design Examination
Issued By: BSI Product Services (Notified Body # 0086)
Expiration Date: 15 May 2020

Declaration of Conformity

I hereby declare that the above mentioned devices comply with the Essential Requirements and Provisions of the Active Implantable Medical Devices Directive 90/385/EEC.

Authorized Signatory

[signature]
Angela Barefoot
Director of Quality

19 April 2017
Date

Page 2 of 4

RA-328 Rev 011

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

SynCardia SYSTEMS, LLC

ATTACHMENT 1

Applicable Standard	Title
SS EN ISO 13485:2012	Medical Devices – Quality management systems – Requirements for regulatory purposes
BS EN ISO 14971:2012	Medical devices – Application of risk management to medical devices
CEI IEC 60812:2006	Analysis techniques for system reliability – Procedure for failure mode and effects analysis (FMEA)
ISO 14708-1:2014	Implants for surgery – Active implantable medical devices, Part 1: General requirements for safety, marking and for information to be provided by the manufacturer
ISO 14708-5:2010	Implants for surgery – Active implantable medical devices, Part 5: Circulatory Support Devices
AAMI TIR26:2000	Ventricular Assist and Heart Replacement Systems
BS EN ISO 14155:2011 – Corrigendum July 2011	Clinical investigation of medical devices for human subjects
ISO 10993 –1:2015	Biological evaluation of medical devices – Part 1: Evaluation and testing
ANSI/AAMI/ISO 5840:2005	Cardiovascular Implants – Cardiac Valve Prosthesis
BS EN 1041:2008 _ A1:2013	Information supplied by the manufacturer of medical devices
ISO 15223-1:2012	Medical Devices – Symbols to be used with medical device labels, labelling and information to be supplied – Part 1: General requirements
SS EN ISO 11135:2014	Sterilization of health care products -- Ethylene oxide -- Part 1: Requirements for development, validation and routine control of a sterilization process for medical devices
SS EN 62366:2007	Medical devices – Application of usability engineering to medical devices
SS EN 45502-1:2015	Active implantable medical devices, Part 1: General requirements for safety, marking and information to be provided by the manufacturer
AAMI TIR28:2009/ (R)2013	Product adoption and process equivalency for ethylene oxide sterilization

Page 3 of 4

RA-328 Rev 011

SynCardia Systems, LLC 1992 E. Silverlake Road Tucson, AZ 85713 USA	SynCardia SYSTEMS, LLC

ISO 11607-2:2006	Packaging for terminally sterilized medical devices — Part 2: Validation requirements for forming, sealing and assembly processes
ASTM D 4169-14	Standard Practice for Performance Testing of Shipping Containers and Systems

Page 4 of 4

RA-328 Rev 011

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

DECLARATION OF CONFORMITY

Manufacturer

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713 USA

EU Authorized Representative

Emergo Europe
Prinsessegracht 20
2514 AP The Hague
The Netherlands

Products

Description	Part #
SynCardia Companion 2 Driver System	397002-001
SynCardia Hand Pump	397004-001
SynCardia Companion Hospital Cart	397003-001 C-400002
SynCardia Companion Driver Caddy	397001-001 C-400003
Companion Drivelines	C-400008-001 193002-001
Companion External Battery	C-400009 293001-001
Companion 2 Driver Medical Air Hose Assembly	297037-002 EU 297037-004 France

Applicable Directive

Active Implantable Medical Devices Directive (90/385/EEC)
Amended By:
- M1 Council Directive 93/42/EEC of 14 June 1993
- M2 Council Directive 93/68/EEC of 22 July 1993
- M3 Regulation (EC) No 1882/2003 of the European Parliament and of the Council of 29 September 2003
- M4 Directive 2007/47/EC of the European Parliament and of the Council of 5 September 2007

Corrected By:
- C1 Corrigendum, OJ L 7, 1.11.1994, P. 20 (90/385/EEC)

Standards Applied

Please see Attachment 1 (below)

Page 1 of 4

RA-238 Rev 012

SynCardia Systems, LLC **1992 E. Silverlake Road** **Tucson, AZ 85713** **USA**	SynCardia SYSTEMS, LLC

Device Classification

Accessory to an Active Implantable Medical Device

Route to Conformity

Council Directive 90/385/EEC (AIMDD) Annex 2 Section 4 Examination of the Design of the Product

Quality Management System Certificate

Certificate Number: MDSAP 657377 QMS - ISO 13485:2003
Registrar: BSI Management Systems
Expiration Date: 28 February 2019

Full Quality Assurance Certificate

Certificate Number: CE 665477 Full Quality Assurance
Issued By: BSI Product Services (Notified Body # 0086)
Expiration Date: 15 May 2020

Design Examination Certificate

Certificate Number: CE 665479 Design Examination
Issued By: BSI Product Services (Notified Body # 0086)
Expiration Date: 15 May 2020

Declaration of Conformity

I hereby declare that the above mentioned devices comply with the Essential Requirements and Provisions of the Active Implantable Medical Devices Directive 90/385/EEC.

Authorized Signatory

Kerri Hensley
Director of Regulatory Affairs

08 Nov 2017
Date

Page 2 of 4

RA-238 Rev 012

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

SynCardia SYSTEMS, LLC

ATTACHMENT 1

Applicable Standard	Title
IEC 60601-1 3rd Ed.	Medical Electrical Equipment-Part 1: General Requirements for Basic Safety and Essential Performance
IEC 60601-1-2:2014	Medical electrical equipment – Part 1: General requirements for safety. Collateral standard – safety requirements for medical electrical systems (Immunity)
IEC 60601-1-6:2013	Medical electrical equipment – Part 1-6: General Requirements for Safety – Collateral standard: Usability
BS EN 60601-1-8:2007 + A1:2013	Medical electrical equipment. General requirements for basic safety and essential performance. Collateral Standard. General requirements, tests and guidance for alarm systems in medical electrical equipment and medical electrical systems
BS EN 1041:2008 + A1:2013	Information supplied by the manufacturer with medical devices
BS EN ISO 14155:2011	Clinical investigation of medical devices for human subjects – Part 1: General requirements & Part 2: Clinical investigation plans
BS EN ISO 14971:2012	Medical Devices – Application of Risk Management to Medical Devices
SS EN 45502-1:2015	Active Implantable Medical Devices – Part 1. General requirements for safety, marking and information supplied by the manufacturer
SS EN ISO 13485:2012	Medical Devices – Quality Management Systems – Requirements for regulatory purposes
ISO 14708-1:2014	Implants for Surgery – Active Implantable Medical Devices, Part 1: General requirements for safety, marking and for information to be provided by the manufacturer
ISO 14708-5:2010	Implants for Surgery – Active Implantable Medical Devices; Part 5: Circulatory Support Devices
BS EN ISO 14155:2011 + Corrigendum July 2011	Clinical investigation of medical devices for human subjects – Good clinical practice
ASTM D 4169-16	Standard Practice for Performance Testing of Shipping Containers and Systems
ASTM F88:2015	Standard Test Method for Seal Strength of Flexible Barrier Materials
ASTM F1980:2016	Standard Guide for Accelerated Aging of Sterile Barrier Systems for Medical Devices
SS EN ISO 11135:2014	Sterilization of health care products. Ethylene Oxide. Part 1: Requirements for development, validation and routine control of a sterilization process for medical devices
BS EN 556-1 Incorporating Corregendum 1:2006	Sterilization of medical devices – Requirements for medical devices to be designated "STERILE" – Part 1: Requirements for terminally sterilized medical devices

Page 3 of 4

RA-238 Rev 012

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

SynCardia SYSTEMS, LLC

Applicable Standard	Title
ANSI AAMI HE75:2009	Human Factors Design Process for Medical Devices
IEC 60529:2013	Degrees of protection provided by Enclosures (IP Code)
AAMI TIR32:2014	Medical Device Software Risk Management
IEC 62304:2015	Medical Device Software – Software Life Cycle Processes
ISO 15223-1:2016	Medical devices – Symbols to be used with medical device labels, labeling and information to be supplied – Part 1: General requirements

Page 4 of 4

RA-238 Rev 012

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

DECLARATION OF CONFORMITY

Manufacturer

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713 USA

EU Authorized Representative

Emergo Europe
Prinsessegracht 20
2514 AP The Hague
The Netherlands

Products

Description	Part #
SynCardia Freedom® Driver System Discharge Kit - EU (2 Drivers)	595631-001
SynCardia Freedom® Driver System Bags (3 Bags)	495100-001
SynCardia Freedom® Driver	595000-001
SynCardia Freedom® Battery Charger	395103
SynCardia Freedom® Standby Kit	595510-001
SynCardia Freedom® Onboard Battery	295025-001

Applicable Directive

Active Implantable Medical Devices Directive (90/385/EEC)

Amended By:

- M1 Council Directive 93/42/EEC of 14 June 1993
- M2 Council Directive 93/68/EEC of 22 July 1993
- M3 Regulation (EC) No 1882/2003 of the European Parliament and of the Council of 29 September 2003
- M4 Directive 2007/47/EC of the European Parliament and of the Council of 5 September 2007

Corrected By:

- C1 Corrigendum, OJ L 7, 1.11.1994, P. 20 (90/385/EEC)

Standards Applied

Please see Attachment 1 (below)

Device Classification

Accessory to an Active Implantable Medical Device

Route to Conformity

Council Directive 90/385/EEC (AIMDD) Annex 2 Section 4 Examination of the Design of the Product

Page 1 of 3

RA-172 Rev 012

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

SynCardia SYSTEMS, LLC

Quality Management System Certificate
Certificate Number: MDSAP 657377 QMS - ISO 13485:2003
Registrar: BSI Management Systems
Expiration Date: 28 February 2019

Full Quality Assurance Certificate
Certificate Number: CE 665477 Full Quality Assurance
Issued By: BSI Product Services (Notified Body # 0086)
Expiration Date: 15 May 2020

Design Examination Certificate
Certificate Number: CE 665479 Design Examination
Issued By: BSI Product Services (Notified Body # 0086)
Expiration Date: 15 May 2020

Declaration of Conformity
I hereby declare that the above mentioned devices comply with the Essential Requirements and Provisions of the Active Implantable Medical Devices Directive 90/385/EEC.

Authorized Signatory

[signature]
Angela Barefoot
Director of Quality

19 April 2017
Date

Page 2 of 3

RA-172 Rev 012

SynCardia Systems, LLC
1992 E. Silverlake Road
Tucson, AZ 85713
USA

ATTACHMENT 1

Applicable Standard	Title
BS EN 1041:2008 + A1:2013	Information supplied by the manufacturer of medical devices
SS EN ISO 13485:2012	Medical devices - Quality management systems - Requirements for regulatory purposes
BS EN ISO 14971:2012	Medical devices - Application of risk management to medical devices
BS EN ISO 14155:2011	Clinical investigation of medical devices for human subjects - Part 1: General requirements & Part 2: Clinical investigation plans
ISO 14708-1:2014	Implants for Surgery – Active Implantable Medical Devices, Part 1: General requirements for safety, marking and for information to be provided by the manufacturer
ISO 14708-5:2010	Implants for Surgery – Active Implantable Medical Devices; Part 5: Circulatory Support Devices
IEC 62304:2015	Medical device software - Software life-cycle processes
ISO 10993-1:2009	Biological Evaluation of Medical Devices – Part 1: Evaluation and Testing
ISO 10993-10:2006	Biological Evaluation of Medical Devices – Part 10: Tests for Irritation and Delayed-Type Hypersensitivity
BS EN 60601-1 3rd Ed.	Medical Electrical Equipment - Part 1: General requirements for basic safety and essential performance
IEC 60601-1-2:2014	Medical Electrical Equipment – Part 1: General Requirements for Safety – Collateral Standard – Safety Requirements for Medical Electrical Systems (Immunity)
IEC 60601-1-6:2013	Medical Electrical Equipment – Part 1-6: General Requirements for Safety – Collateral Standard: Usability
BS EN 60601-1-8:2007 + A1:2013	Medical Electrical Equipment – Part 1-8: General Requirements for Basic Safety and Essential Performance – Collateral Standard: General Requirements, Tests and Guidance for Alarm Systems in Medical Electrical Equipment and Medical Electrical Systems
IEC 60601-1-11:2015	Medical electrical equipment – Part 1-11: General requirements for basic safety and essential performance
ASTM 4169-14	Standard practice for Performance Testing of Shipping Containers and Systems
IEC 60529:2013	Degrees of Protection Provided by Enclosures
ISO 15223-1:2012	Medical Devices – Symbols o be used with medical device labels, labelling and information to be supplied – Part 1: General requirements

Page 3 of 3

RA-172 Rev 012

DEPARTMENT OF HEALTH & HUMAN SERVICES

Public Health Service

Food and Drug Administration
10903 New Hampshire Avenue
Silver Spring, MD 20993

Certificate No. 6392-3-2017

CERTIFICATE OF EXPORTABILITY SECTION 802

The Food and Drug Administration certifies that the product(s) described below is subject to its jurisdiction under the Federal Food, Drug, and Cosmetics Act (the Act). Such product(s), which is not approved for marketing in the United States, may be legally exported to foreign countries provided it meets the requirements of Section 802 of the Act.

Under Section 802 of the Act, a drug or device not approved for marketing in the United States may be exported if it is manufactured, processed, packaged, and held in substantial conformity with current good manufacturing practice requirements. The manufacturing plant(s) in which the product(s) is produced is subject to periodic inspections. The last such inspection showed that the plant(s), at that time, appeared to be in substantial compliance with current good manufacturing practice requirements for the product(s) listed below. The company has certified to the Food and Drug Administration that:

- the product(s) accords to the specifications of the foreign purchaser;
- the product(s) is not in conflict with the laws of the country to which it is intended for export;
- the shipping package for the product(s) is labeled on the outside that it is intended for export; and
- the product(s) is not sold or offered for sale in the United States.

Based on the information above, the product(s) listed below may be exported pursuant to Section 802 of the Act.

Name of Product	Manufacturing Location
SynCardia temporary Total Artificial Heart (TAH-t) System with the 50cc TAH-t	SYNCARDIA SYSTEMS, LLC 1992 E Silverlake Rd TUCSON, AZ USA 85713

Robin W. Newman

Robin W. Newman MSN EdD CPNP
Director
Office of Compliance
Center for Devices and Radiological Health
U.S. Food and Drug Administration, DHHS

This certificate is valid from March 09, 2017 to March 08, 2019.

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

ADDENDUM 3 – SYNCARDIA CATALOG

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 31 of 33

TAH Product Information
Date: 13-November-2017

SynCardia SYSTEMS EUROPE GmbH

Total Artificial Heart (TAH): Equipment and Consumables

Provided by SynCardia:

- TAH Implant Kit – *for sale*
- Surgical Spares Kit – *for sale*
- Companion 2 Implant Driver System – *loaned*
- Freedom Discharge Kit (Part # 595631-001) – *included in the Freedom Driver Rent (can be ordered on demand, each per patient)*
- Freedom Standby Kit (Part # 595510-002) – *included in the Freedom Driver Rent (remains in the hospital and serves as backup for all of their patients on Freedom)*
- New Center Startup Kit (Part # 395102-001) – *see quote*
- 70cc Demo TAH (Part # D400101-001) – *loaned to the hospital as long as TAH-t program exists*
- *50cc* Demo TAH (Part # D470500-001) – *loaned to the hospital as long as TAH-t program exists*

Implantable TAH
Drivelines
External Driver

Managing Directors: Dr. Oliver Voigt & Markus Leinberger ♦ Rotkehlchenweg 14 ♦ 32547 Bad Oeynhausen, Germany ♦ europe@syncardia.com

TAH Product Information
Date: 13-November-2017
SynCardia SYSTEMS EUROPE GmbH

TAH: Implantable Components (sterile)

(70cc) TAH Kit (Part # 500101) (sterile) includes
(50cc) TAH Kit (Part # 570500-001) (sterile) includes

- Left ventricle
- Right ventricle
- Inflow Pressure Test Plug
- Outflow Pressure Test Plug
- Driveline Connector Ties
- (2) Inflow Connector
- (2) Outflow Connector
- Device Tracking Form

(70cc) Spares Kit (Part # 500177) (sterile) includes

- Inflow Pressure Test Plug
- Outflow Pressure Test Plug
- (1) Inflow Connector
- (1) Outflow Connector
- Driveline Connector Ties

(50cc) Spares Kit (Part # 550177-001) (sterile) includes

- Inflow Pressure Test Plug
- Outflow Pressure Test Plug
- (2) Inflow Connector
- (2) Outflow Connector
- Driveline Connector Ties

Page 2 of 5

TAH Product Information

Date: 13-November-2017

SynCardia
SYSTEMS EUROPE GmbH

Companion 2 (C2) Implant Driver System includes:

- C2 Driver (Part # 297060-001) (2)
- C2 Hospital Cart (Part # 297038-001)
- C2 Caddy (Part # 297056-001)
- C2 Drivelines (sterile) (Part # 193002-001) (2)
- C2 Battery (Part # 293001-001) (2-4)
- C2 AC Power Cords (Part # 197053-002) (2)
- C2 Air Hose (Part # 297037-002) (2)
- C2 Caddy Tire Pump (Part # 197055-001)

Page 3 of 5

TAH Product Information
Date: 13-November-2017
SynCardia SYSTEMS EUROPE GmbH

Freedom Discharge Kit (Part # 595631-001) includes:

- Pelican Case with custom foam cut outs and contents map (Part # 295101-001)
- Freedom Shoulder Bag (Part # 295501-001)
- Freedom Backpack (Part # 295502-001)
- Freedom Accessory Bag (Part # 195129-001)
- Freedom Drivers Primary and Back-up (Part # 595510-002) (2)
- Freedom Patient Tool Kit (Part # 295510-001)
- Freedom Power Adaptor (1 on each Driver,1 Extra) (Part # 295070-001) (3)
- Freedom Onboard Battery (Part # 295025-001) (6)
- Freedom Car Charger (Part # 295053-001)
- Freedom Filter Pack with 5 Filters (Part # 295595-001)
- Freedom Home AC Power Supply (Part # 295600-002) (2)
- Freedom Hospital AC Power Supply (Part # 295400-002) (2)
- Freedom Battery Charger (Part # 295054-001)

Freedom Standby Kit (Part # 595510-002) includes:

- Pelican Case with custom foam cut outs (Part # 295101-001)
- Freedom Driver (Part # 595510-002)

Page 4 of 5

TAH Product Information

Date: 13-November-2017

SynCardia SYSTEMS EUROPE GmbH

New Center Startup Kit (Part # 395102-001)

- Training Center with Patient Simulator (Part # C400700-001)
- Freedom Permanent Center Tool Kit (Part # 295513-001)
- Hand Pumps (Part # 397600-001) (2)
- Freedom Battery Charger Kit (Hospital) (Part # 395103-001)
- Device Retrieval Kit (for explanted TAH) (Part # 600260-001) (2)

Training Center with Patient Simulator (included in New Center Startup Kit) (Part # C400700-001) includes:

- Mock Circulation Tank with attached Non-Clinical TAH-t made specifically for use only with the Patient Simulator
- Computer
- Measurements Module
- Pressure Transducer Cables
- Rolling Cart

Page 5 of 5

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

ADDENDUM 4 – PRODUCT AND SHIPPING LABEL IMAGES

SynCardia Initials	Distributor Initials __________
Quality-546 Rev. 004	Page 32 of 33

ADDENDUM 4 – PRODUCT AND SHIPPING LABEL IMAGES

DRAWINGS NOT TO SCALE; DEPICTED COLORS ARE APPROXIMATE

930043 Rev016 – Label, 70cc TAH-t, Clinical, Checklist

SynCardia
SYSTEMS, LLC
EC REP
70cc
CE
0086
REF 500101
70cc TAH-t, Clinical
LOT 123456
2015-09-16
2018-09-30
Left Ventricle
Right Ventricle
2 Inflow Connectors
2 Outflow Connectors
Ancillary Package: Drivelines, Pressure Test Plugs, Locking Ties
STERILE EO
(01) 0 0858000 00300 8 (10) 123456 (11) 150916 (17) 180930
Label Lot# 987654
930043-001 Rev 016

930115 Rev015 – Label, 70cc Surgical Spares Kit, Clinical, Checklist

SynCardia
SYSTEMS, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
(866) 771-9437
EC REP
EMERGO EUROPE
The Netherlands
70cc
CE
0086
REF 500177
70cc Surgical Spares Kit, Clinical
LOT
Inflow Connectors
Outflow Connectors
TAH-t Drivelines
Pressure Test Plugs, 25mm
Locking Ties
Pressure Test Plugs, 27mm
STERILE EO
Label Lot#
930115-001 Rev 015

935543 Rev007 – Label, 50cc TAH-t, Clinical, Checklist

SynCardia
SYSTEMS, LLC
EC REP
EMERGO EUROPE
2514 AP The Hague
The Netherlands
50cc
CE
0086
REF 570500
50cc TAH-t, Clinical
LOT 123456
2015-09-16
2018-09-30
Left Ventricle
Right Ventricle
2 Inflow Connectors
2 Outflow Connectors
Ancillary Package:
Drivelines, Pressure
Test Plugs, Locking Ties
STERILE EO
(01) 0 0858000 00305 3 (10) 123456 (11) 150916 (17) 180930
Label Lot#: 987654
935543-001 Rev 007

935115 Rev004 - Label, 50cc Surgical Spares Kit, Clinical, Checklist

SynCardia
SYSTEMS, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
(866) 771-9437
EC REP
EMERGO EUROPE
2514 AP The Hague
The Netherlands
50cc
CE
0086
REF 550177-001
50cc Surgical Spares Kit, Clinical
LOT
Inflow Connectors
Outflow Connectors
TAH-t Drivelines
Pressure Test Plugs, 23mm
Locking Ties
Pressure Test Plugs, 25mm
8 58000 00309 1
STERILE EO
2°C
Label Lot #
935115-001 Rev 006

930118 Rev005 – Label, Use Before Date

YYYY-MM-DD
STERILE EO
Label Lot #
930118-001 Rev 005

935123 Rev001 – Label, 70cc/50cc, TAH-t/SSK Tote ID, Small

70cc
TAH-t
935123-001 Rev 001
70cc
SSK
(Surgical Spares Kit)
935123-002 Rev 001
50cc
TAH-t
935123-003 Rev 001
50cc
SSK
(Surgical Spares Kit)
935123-004 Rev 001

935124 Rev001 – Label, 70cc/50cc, TAH-t/SSK Tote ID, Large

70cc TAH-t
70cc SSK
(Surgical Spares Kit)
50cc TAH-t
50cc SSK
(Surgical Spares Kit)

197449 Rev005 – Label, Companion 2 Driver, Shipping Container

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands
SHIPPING CONTAINER:
COMPANION 2 DRIVER
REF 397002-001
1060hPa
500hPa
100%
10%
60°C
0°C
0086
197449-001 Rev 005

197127 Rev004 – Label, Companion Driver Caddy, Shipping Container

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands
SHIPPING CONTAINER:
COMPANION DRIVER CADDY
REF 397001-001
SN
1060hPa
500hPa
100%
10%
60°C
0°C
CE
0086
197127-001 Rev 004

197450 Rev004 – Label, Companion Hospital Cart, Shipping Container

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands
SHIPPING CONTAINER:
COMPANION HOSPITAL CART
REF 397003-001
SN
1060hPa
500hPa
100%
10%
60°C
0°C
CE
0086
197450-001 Rev 004

197451 Rev005 – Label, Companion Battery, Shipping Container

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands
SHIPPING CONTAINER:
COMPANION BATTERY
REF 293001-001
8 58000 00107 7
1060hPa
697hPa
100%
10%
60°C
0°C
CE
0086
197451-001 Rev 005

197481 Rev004 – Label, Hand Pump, Shipping Container

SynCardia SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA

(01) 0 0858000 00308 4

SHIPPING CONTAINER: HAND PUMP

REF 397004-001

EC REP EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands

0°C 40°C
CE 0086

197481-001 Rev 004

997005 Rev007 – Label, Companion 2 Air Hose

SynCardia SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA

COMPANION 2 AIR HOSE - EU

REF 297037-002

LOT

EC REP EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands

CE 0086

997005-002 Rev 007

SynCardia SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA

COMPANION 2 AIR HOSE - NEUTRAL

REF 297037-003

LOT

EC REP EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands

CE 0086

997005-003 Rev 007

C-930029 Rev008 – Label, Companion Driveline

SynCardia SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, AZ 85713 USA

EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands

CE 0086

REF C-400008-001
Companion Drivelines, Clinical

LOT ____________

____________ ____________

STERILE EO

10°C 50°C

C-930029 Rev 008

931108 Rev007 – Label, Freedom Discharge Kit, Shipping Container

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands
FREEDOM® DISCHARGE KIT
(01) 1 0858000 00312 8
0086
70°C
-25°C
931108-001 Rev 007

931111 Rev006 – Label, Freedom Standby Kit, Shipping Container

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
0086
EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands
FREEDOM® STANDBY KIT
REF 595510-001
1060hPa
700hPa
95%
10%
70°C
-25°C
931111-001 Rev 006

931109 Rev004 – Label, Freedom Bags, Shipping Container

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands
FREEDOM® BAGS
REF 495100-001
0086
931109-001 Rev 004

931113 Rev004 – Label, Battery Charger Set, Shipping Container

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
EC REP
EMERGO EUROPE
Prinsessegracht 20
2514 AP The Hague
The Netherlands
0086
SHIPPING CONTAINER:
FREEDOM® BATTERY CHARGER SET
85%
30%
40°C
0°C
REF 395103
931113-001 Rev 004

931104 Rev004 – Label, Permanent Center Tool Kit

SynCardia
SYSTEMS, LLC
SynCardia Systems, LLC
1992 East Silverlake Road
Tucson, Arizona 85713 USA
FREEDOM® PERMANENT CENTER
TOOL KIT
0086
REF 295513-001
931104-001 Rev 004

EDA-0002

Distributor Name

EXCLUSIVE DISTRIBUTION AGREEMENT

ADDENDUM 5 – DISTRIBUTOR CERTIFICATE

SynCardia Initials	Distributor Initials
Quality-546 Rev. 004	Page 33 of 33

SynCardia Systems, LLC
1992 E. Silverlake Rd.
Tucson, Arizona 85713 USA
Telephone: +1.520.545.1234
Facsimile: +1.520.903.1782

CERTIFICATE OF AUTHORIZATION

SynCardia Systems, LLC, a company with an address at 1992 E. Silverlake Road, Tucson, Arizona, 85713, USA, (State of Delaware corporate certification file number 20165726961, issued September 19, 2016) has authorized **VEGA SPA**, whose address is Via 4 Novembre 92, 20021 Bollate Italy, to exclusively register, distribute, sell and service the TAH-t System in Italy until at least September 28, 2020.

Mary Pat Sloan
Title: Senior VP of Global Certification & Logistics

Date: November 14, 2017

State of Arizona)
)
County of Pima)

On this 14th day of November, 2017, before me personally appeared Mary Pat Sloan, whose identity was proven to me on the basis of satisfactory evidence to be the person who she claims to be, and acknowledged that she signed the above document.

KRISTINE A PEIFFER
Notary Public - Arizona
Pima County
My Comm. Expires Jan 22, 2019

Seal

Notary Public

SYNCARDIA SYSTEMS, INC. – STRICTLY PRIVATE